Filed Pursuant to Rule 497(b)

Registration No. 333-126604

3,801,965 Shares Common Stock

And

673,223 Warrants to Purchase Common Stock

And

673,223 Shares of Common Stock Issuable upon Exercise of the Warrants

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston, Boulder and Chicago areas. Our goal is to be the capital provider of choice for technology-related companies requiring sophisticated and customized financing solutions.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We borrow funds, which we refer to as leverage, to make investments.

This prospectus relates to:

•	the resale of up to 3,801,965 shares of our common stock, par value $0.001 per share;

•	the resale of up to 673,223 warrants to purchase shares of our common stock; and

•	the issuance and sale of up to 673,223 shares of our common stock which are initially issuable upon the exercise of the warrants.

The common stock and warrants which are offered for resale by this prospectus are offered for the accounts of the current holders of such common stock and warrants, whom we refer to as the selling holders. The selling holders may sell the common stock, the warrants, and the common stock issuable upon exercise of the warrants, from time to time, directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions. The common stock and warrants may be sold in one or more transactions at fixed prices, prevailing market prices at the time of sale, prices related to prevailing market prices, varying prices determined at the time of sale or negotiated prices.

We will not receive any of the proceeds from the shares of common stock and warrants sold by the selling holders. We may, however, receive cash consideration in connection with the exercise of the warrants for cash. We have agreed to bear specific expenses in connection with the registration and sale of the common stock and warrants being offered by the selling holders.

Our common stock is traded on the Nasdaq National Market under the symbol “HTGC.” The last reported sale price for our common stock on August 31, 2005 was $13.29 per share. We anticipate that the warrants will be quoted on the OTC Bulletin Board under the symbol “HTGCW” on or after the date of this prospectus. There is no established public market for the warrants and there can be no assurance that an active public market for the warrants will develop, or if such a market develops, it will be maintained. We do not intend to apply, and are not obligated to apply, to list the warrants on any national securities exchange or the Nasdaq National Market.

Investing in our common stock and warrants involves risks. See “ Risk Factors” beginning on page 11 to read about risks that you should consider before investing in our common stock, including the risk of leverage.

This prospectus contains important information you should know before investing in our common stock or warrants. Please read it before making an investment decision and keep it for future reference. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 525 University Avenue, Suite 700, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is September 7, 2005

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock or warrants by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock or warrants imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

Our fiscal year ends on December 31. Fiscal years are identified in this prospectus according to the calendar year that they represent. For example, the fiscal year ended December 31, 2004 is referred to herein as “fiscal 2004.”

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SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. The following summary is qualified in its entirety by reference to the more detailed information and financial statements appearing elsewhere in this prospectus. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries Hercules Technology II, L.P. and Hercules Technology SBIC Management, LLC.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies. We originate our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston, Boulder and Chicago areas. Our goal is to be the capital provider of choice for technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured mezzanine debt investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act, and we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code on or prior to January 1, 2006.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, media and life sciences. Within the life science sub-sector, we focus on medical device, bio-pharmaceutical and health care services and information systems companies. We refer to all of these companies as “technology-related” companies.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of their development. Our emphasis is on private companies following or in connection with their first institutional round of equity financing, which we refer to as emerging-growth companies, and private companies in later rounds of financing, which we refer to as expansion-stage companies. To a lesser extent, we make investments in established companies comprised of private companies in one of their final rounds of equity financing prior to a liquidity event or select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution.

We commenced investment operations in September 2004 and through June 30, 2005 we had entered into binding agreements to invest approximately $122.2 million in structured mezzanine debt. As of June 30, 2005, our investment portfolio included structured mezzanine debt agreements with 19 portfolio companies representing $86.0 million of invested capital and additional unfunded contractual commitments of $36.2 million to these portfolio companies, and $1.0 million invested in preferred stock of one portfolio company.

The following table summarizes our investments in portfolio companies as of June 30, 2005.

Company	Principal Business	Funded Investment
Affinity Express, Inc.	Internet Consumer and Business Services	$1,668,503
Concuity, Inc.	Software	5,000,000
Gomez, Inc.	Software	2,645,639
Ikano Communications, Inc.	Communications	5,000,000
Inxight Software, Inc.	Software	3,000,000
Merrimack Pharmaceuticals, Inc.	Pharmaceutical	9,000,000
Metreo, Inc.	Software	4,718,917
Occam Networks, Inc.	Communications	3,000,000
Omrix Biopharmaceuticals, Inc.	Biopharmaceutical	3,000,000
OptiScan Biomedical Corporation	Biopharmaceutical	3,000,000
Razorgator Interactive Group, Inc.	Internet Consumer and Business Services	5,729,412
Talisma Corp.	Software	4,000,000
Power Medical Interventions, Inc.	Medical Devices and Equipment	4,000,000
Sportvision, Inc.	Software	4,000,000
Wageworks, Inc.	Consumer and Business Products	12,330,000
Adiana, Inc.	Medical Devices and Equipment	1,000,000
Labopharm USA, Inc.	Biopharmaceuticals	10,000,000
Paratek Pharmaceuticals, Inc.	Biopharmaceuticals	5,000,000
Sling Media, Inc.	Electronics and Computer Hardware	—

	Total investments	$86,092,471

Our management team, which includes Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, and Glen C. Howard, our co-founder and Senior Managing Director, is currently comprised of nine professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on structured mezzanine investments in technology-related companies for the following reasons:

Technology-Related Companies Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, in part because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending that has resulted in tightened credit standards in recent years. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

Unfulfilled Demand for Structured Debt Financing by Technology-Related Companies. Private debt capital from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that this demand is currently unfulfilled, in part because historically, the largest structured lenders to technology-related companies have exited the market while at the same time lending requirements of traditional lenders have become more stringent. We therefore believe we are entering the structured lending market at an opportune time.

Structured Mezzanine Debt Products Complement Equity Financing from Venture Capital and Private Equity Funds. We believe that our structured mezzanine debt products will provide an additional source of growth capital for technology-related companies that may otherwise only be able to obtain equity financing through incremental investments by their existing investors. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth prior to subsequent equity financing rounds or liquidity events.

Lower Valuations for Private Technology-Related Companies. During the downturn in technology-related industries that began in 2000, we saw sharp and broad declines in valuations of venture capital and private equity-backed technology-related companies. We believe that the valuations currently assigned to these companies in private financing rounds will allow us to build a portfolio of equity-related securities at attractive valuation levels.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team. We have assembled a team of senior investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments will have the potential to produce attractive risk-adjusted returns through current income as well as capital appreciation from our equity-related investments. We believe that we can mitigate the risk of loss on our debt investments through the combination of principal amortization, cash interest payments, relatively short maturities, taking security interests in the assets of our portfolio companies, requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment. Our debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We believe that our debt investments will be viewed as an attractive source of capital and that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, which we believe provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally choose to make investments during a particular stage in a company’s development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process, including sourcing, originations, transaction monitoring and post-investment performance. As of June 30, 2005, our proprietary SQL-based database system included over 6,900 technology-related companies and over 1,325 venture capital private equity sponsor/investors, as well as various other industry contacts.

General Information

Our principal executive offices are located at 525 University Avenue, Suite 700, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Waltham, Massachusetts, Boston, Massachusetts, Boulder, Colorado and the Chicago, Illinois area. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The Offering

Common Stock Offered By the Selling Holders(1)	Up to 4,475,188 shares

Warrants Offered By the Selling Holders	Up to 673,223 warrants

Common Stock to be Outstanding After this Offering	9,801,965 shares

Exercisability	The warrants are exercisable at any time or from time to time until the expiration date.

Expiration Date	June 17, 2009

Exercise Price	Each warrant entitles the holder thereof to purchase 1 share of common stock at $10.57 per share.

Use of Proceeds	We will not receive any proceeds from the sale of the common stock or warrants by the selling holders. However, upon any exercise of the warrants for cash, we will receive cash consideration equal to the exercise price of the warrants. We anticipate that proceeds received by us from the exercise of the warrants, if any, will be used to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing one year or less from the time of investment. See “Use of Proceeds.”

Listing	Our common stock is traded on the Nasdaq National Market under the symbol “HTGC.” We anticipate that the warrants will be quoted on the OTC Bulletin Board under the symbol “HTGCW” on or after the date of this prospectus. We do not intend to apply, and are not obligated to apply, to list the warrants on any national securities exchange or the Nasdaq National Market.

Trading	There is no established public market for the warrants and there can be no assurance that an active public market for the warrants will develop, or if such a market develops, it will be maintained. We anticipate that the warrants will be quoted on the OTC Bulletin Board under the symbol “HTGCW” on or after the date of this prospectus. We do not intend to apply, and are not obligated to apply, to list the warrants on any national securities exchange or the Nasdaq National Market.

Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

Taxation	Since our incorporation, we have been taxed as a corporation under Subchapter C of the Internal Revenue Code. We intend to elect to be treated for federal income tax purposes as a RIC on or prior to January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. We may be required, however, to pay corporate-level federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions.”

(1)	Includes 673,223 shares of common stock issuable upon exercise of the warrants.

Distributions	We intend to distribute quarterly dividends to our stockholders following our election to be treated as a RIC. The amount of our quarterly distributions will be determined by our board of directors out of assets legally available for distribution. We intend to elect to be treated as a RIC on or prior to January 1, 2006, and as such, to distribute thereafter to our stockholders annually at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In addition, prior to the end of our first tax year as a RIC, we will be required to make a distribution to our stockholders equal to the amount of any earnings and profits from the period prior to our RIC election. Currently, we intend to retain some or all of our realized net long-term capital gains in order to build our per share net asset value. As a result, we will elect to make deemed distributions of such amounts to our stockholders. We may, in the future, make actual distributions to our stockholders of some or all of our realized net long-term capital gains.

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Leverage	We borrow funds to make additional investments, and we may grant a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. As of April 30, 2005, we had outstanding $25 million in aggregate principal amount of indebtedness under our bridge loan facility. See “Obligations and Indebtedness—Bridge Financing.” We expect to enter into a revolving credit or warehouse facility to provide us with additional leverage and, if our subsidiary is able to obtain a license under the Small Business Investment Act of 1958, to borrow money from the Small Business Administration. There can be no assurance, however, that we will be able to obtain a revolving credit or warehouse facility on terms acceptable to us or at all. See “Obligations and Indebtedness—Warehouse Facility.”

Risk Factors	Investing in our common stock and warrants involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities as we seek. We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock and warrants. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” beginning on page 11 for a discussion of factors you should carefully consider before deciding whether to invest in our common stock or warrants.

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

Where You Can Find Additional Information	We have filed with the Securities and Exchange Commission, or SEC, a shelf registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, which we refer to as the Securities Act, with respect to our shares of common stock and warrants being offered by this prospectus. The shelf registration statement contains additional information about us, the selling stockholders, our shares of common stock and our warrants being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

Fees and Expenses

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock or warrants will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Offering expenses borne by us	0.1	%(1)
Dividend reinvestment plan fees	—	%(2)

Total stockholder transaction expenses (as a percentage of the public offering price)	0.1%

Annual Expenses (as a percentage of net assets attributable to common stock): (3)
Operating expenses	4.5	%(4)(5)
Interest payments on borrowed funds	0.8%

Total annual expenses	5.3	%(6)

(1)	The percentage reflects estimated offering expenses of approximately $90,000.

(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “operating expenses”. We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.

(3)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which were $113.2 million at June 30, 2005.

(4)	“Operating expenses” represent our operating expenses based on annualized actual results for the six months ended June 30, 2005.

(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(6)	“Total annual expenses” is the sum of “operating expenses” and “interest payments on borrowed funds.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$63.00	$186.55	$306.92	$594.39

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Selected Financial Data

The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes included elsewhere in this prospectus. The selected balance sheet data as of the end of fiscal 2004 presented below, and the selected income statement data for the period from February 2, 2004 through the end of fiscal 2004, have been derived from our audited financial statements included elsewhere herein, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. The selected balance sheet data as of June 30, 2005 presented below and the selected income statement data for the six months then ended have been derived from our unaudited financial statements included elsewhere herein. The historical data are not necessarily indicative of results to be expected for any future period.

	Period from February 2, 2004 to December 31, 2004(1)	Six months ended June 30, 2005(1)
Statement of operations data:
Investment Income:
Interest	$214,100	$2,395,885
Fees	—	270,912

Total investment Income	214,100	2,666,797
Operating expenses:
Interest	—	444,444
Loan Fees	—	433,333
Compensation and benefits	1,164,504	1,364,828
General and administrative	388,885	636,902
Stock-based compensation (2)	680,000	80,000
Organization costs	15,000	—
Depreciation	7,533	8,517

Total operating expenses	2,255,922	2,968,024

Net investment loss	(2,041,822)	(301,227)
Net unrealized appreciation on investments	—	1,043,392

Net increase (decrease) in net assets resulting from operations	$(2,041,822)	$742,165

	As of December 31, 2004	As of June 30, 2005
Balance sheet data:
Investments	$16,700,000	$87,256,960
Cash and cash equivalents	8,678,329	52,727,676
Total assets	25,232,672	139,778,102
Total liabilities	154,539	26,599,986
Total net assets	$25,078,133	$113,178,116

Other Data:
Total fundings	$16,700,000	$86,213,568
Unfunded commitments	5,000,000	36,200,000
Net asset value per share	$12.18	$11.55	(3)

(1)	We commenced operations on February 2, 2004 but did not commence investment operations until September 2004 and as a result, there is no period with which to compare our results of operations for the period from February 2, 2004 (commencement of operations) through December 31, 2004 or the six months ended June 30, 2005.

(2)	Non-cash expense under FAS 123 related to options and warrants granted to employees at the time of our June 2004 private offering and options granted to employees in December 2004.

(3)	In February 2005, 1-year warrants to purchase 1,175,963 shares of our common stock were exercised generating proceeds to us of approximately $12.4 million and 5-year warrants to purchase 597,196 shares of our common stock were cancelled and we issued to holders of such 5-year warrants one share of our common stock for every two 5-year warrants so cancelled.

RISK FACTORS

Investing in our common stock and warrants involves a high degree of risk. Before you invest in shares of our common stock or warrants, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock or warrants. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock and warrants could decline, and you may lose all or part of your investment.

Risks Related to our Business and Structure

We have a limited operating history as a business development company, and have not operated as a RIC, which may affect our ability to manage our business and may impair your ability to assess our prospects.

We were incorporated in December 2003 and commenced investment operations in September 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of our common stock or warrants could decline substantially. We have limited operating history as a business development company, and have not operated as a RIC. As a result, we have few operating results under these regulatory frameworks that can demonstrate to you either their effect on the business or our ability to manage the business within these frameworks. See “Regulation” and “Certain United States Federal Income Tax Considerations.” If we fail to maintain our status as a business development company or a RIC, our operating flexibility would be significantly reduced.

We are dependent upon key management personnel for our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We believe our future success will depend, in part, on our ability to identify, attract, and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting, and retaining such personnel, we may not be able to operate our business as we expect.

On July 5, 2005, we announced that our Chief Financial Officer, Dennis Wolf, was leaving the Company to pursue other interests. We are currently searching for a new Chief Financial Officer.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships or to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms, and structure. If we do match competitors’ pricing, terms, or structure, we may experience decreased net interest income and increased risk of credit losses.

In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships, and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Internal Revenue Code, or the Code, imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders upon our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain net long-term capital gains recognized after we become a RIC, which we intend to retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval and approval of our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

If we incur debt, it could increase the risk of investing in our company.

As of the date of this prospectus, we have outstanding indebtedness of $25 million pursuant to our bridge loan from an affiliate of Farallon Capital Management, L.L.C. We expect, in the future, to borrow from, and issue senior debt securities to, banks, insurance companies and other lenders, including pursuant to a warehouse facility. See “Obligations and Indebtedness—Warehouse Facility.” In addition, we expect to pursue financing from the Small Business Administration under its Small Business Investment Company program. See “Obligations and Indebtedness—SBIC Financing” and “Regulation—Small Business Administration Regulations.”

Lenders will have fixed dollar claims on our assets that are superior to the claims of stockholders, and we may grant a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (1)	-25%	-15%	-5%	5%	15%

(1)	Assumes $200 million in total assets, $100 million in debt outstanding, $100 million in stockholders’ equity, and an average cost of funds of 5.0%, which is the approximate cost of funds of the warehouse facility we entered into on August 1, 2005. Actual interest payments may be different.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our board of directors, based on the recommendations of our board of directors’ valuation committee. The valuation committee utilizes its best judgment in arriving at the fair value of these securities. However, the board of directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Regulations governing our operations as a business development company affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings or other indebtedness, the issuance of additional shares of our common stock, or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. As a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

Our ability to invest in certain private and public companies may be limited in certain circumstances.

As a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We expect that substantially all of our assets will be “qualifying assets,” although we may decide to make other investments that are not “qualifying assets” to the extent permitted by the 1940 Act.

Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time that we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an “eligible portfolio company” and the marginable securities requirement, see the section entitled “Regulation—Qualifying Assets.”

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC has recently issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We are currently in the process of reviewing the SEC’s proposed rules and assessing their impact, to the extent that such proposed rules are subsequently approved by the SEC, on our investment activities.

Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and we may be required to adjust our investment focus to comply with any future administrative position or action taken by the SEC.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants would not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for the federal income tax benefits allowable to a RIC. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition, and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our initial investments in debt securities will be at fixed rates. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

If we are unable to borrow money in order to leverage our equity capital, then our ability to make new investments and to execute our business plan will be impaired.

As of June 30, 2005, we had borrowed $25 million pursuant to a bridge loan credit facility with an affiliate of Farallon Capital Management, L.L.C. On August 1, 2005, the Company, through Hercules Funding Trust I, an affiliated statutory trust, executed a $100 million securitized credit facility with Citigroup. We expect to incur additional indebtedness if our subsidiary obtains a small business investment company license, from the Small Business Administration. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

On August 1, 2005, the Company, through Hercules Funding Trust I, an affiliated statutory trust, executed a $100 million securitized credit facility with Citigroup. We expect to enter into additional revolving credit or warehouse facilities in the future. While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will, at some time in the future, obtain a long-term or revolving credit facility or a warehouse facility. The lender or lenders under such a facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans that we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

If we are unable to satisfy Internal Revenue Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

After we elect, and if we qualify, to be treated as a RIC, we can generally avoid corporate-level federal income taxes on income distributed to our stockholders as dividends. In addition, as a RIC, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we failed to qualify as) a RIC that are recognized within the next 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” We will not qualify for this pass-through tax treatment if we are unable to comply with the source of income, diversification, or distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and remain or become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders, and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock, and the total return, if any, obtainable from your investment in our common stock. For additional information regarding our regulatory requirements, see “Regulation” and “Certain United States Federal Income Tax Considerations.” Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, small business investment companies, RICs, or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state, and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations, or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations, and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations, or financial condition.

Our internal controls over financial reporting may not be adequate, and our independent auditors may not be able to certify as to the controls’ adequacy, which could have a significant and adverse effect on our business and reputation.

We are evaluating our internal controls over financial reporting. We have been notified by Ernst & Young LLP, our independent registered public accountants, that Ernst & Young LLP has identified a material weakness in our financial reporting processes and procedures, including insufficient staffing resources. We have added a Corporate Controller to our accounting staff and we will be adding additional accounting personnel by year end to support the accounting and reporting needs of the Company. In addition, we are designing enhanced processes and controls to address these and any other issues that might be identified. As a result, we have begun and expect to incur additional expenses, and this process has and will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing, and remediation actions, or as to the impact of the same on our operations. We may not be able to ensure that the process is effective or that the internal controls are or will be effective in a timely manner. In addition, we are required to report on our internal controls over financial reporting pursuant to Sections 302 and 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC thereunder. As a reporting company, we are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed or that future quarterly reviews will not identify additional material weaknesses.

Risks Related to our Investments

We have not yet identified all of the portfolio companies in which we will invest.

Our investments are selected by our management team, subject to the approval of our investment committee, and stockholders do not have input into investment decisions. Both of these factors increase the uncertainty, and thus the risk, of investing in our common stock or warrants.

Our investments are concentrated in a limited number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies. As a result, a downturn in technology-related industry sectors could materially adversely affect us.

Our investments may be concentrated in emerging-growth or expansion-stage portfolio companies, which companies may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist primarily of investments in emerging-growth and expansion-stage privately-owned businesses, which may have relatively limited operating histories. Compared to larger established or publicly-owned firms, these companies may be particularly vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical, and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology- related markets are generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, there was substantial excess production capacity and a significant slowdown in many technology-related industries. This overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition, and results of operations.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans, and harm our operating results, which might have an adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income, and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets, or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life -span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel, and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret, and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights, or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others, or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party, and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets, or traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders following our election to be treated as a RIC under the Code on or prior to January 1, 2006. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities are not publicly traded and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, a deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by a deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured mezzanine debt, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies. In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory. Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

Risks Related to this Offering

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock and warrants following this offering may fluctuate substantially. The price of the common stock and warrants that will prevail in the market after this offering may be higher or lower than the price you paid and the liquidity of our common stock and warrants may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	our not electing or losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	general economic conditions and trends; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price and warrant price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

Investing in shares of our common stock or warrants may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock, warrants, and warrants shares may not be suitable for investors with lower risk tolerance.

We cannot assure you that the market price of our common stock or warrants will not decline following the offering.

We cannot predict the price at which our common stock or warrants will trade. Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock or warrants will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholder and our independent directors to such issuance.

Provisions of the Maryland General Corporation Law, and of our charter and bylaws, could deter takeover attempts and have an adverse impact on the price of our common stock or warrants.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act. Our board of directors has already adopted a resolution exempting from the Business Combination Act any business combination between us and certain investment funds managed by JMP Asset Management, LLC and certain investment funds managed by Farallon Capital Management, L.L.C., and we have agreed with such investment funds that we will not alter or repeal such board resolution prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. In addition, our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. We have agreed with certain investment funds managed by JMP Asset Management, LLC and certain investment funds managed by Farallon Capital Management, L.L.C. that we will not repeal or amend such provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock. If the applicable board resolution is repealed following such period of time or if our board does not otherwise approve a business combination, the Business Combination Act and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Under our charter, our board of directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and warrants and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock or warrants.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock or warrants could decline.

If our stockholders sell substantial amounts of our common stock or warrants in the public market following this offering, the market price of our common stock or warrants could decrease. Upon completion of this offering we will have 9,801,965 shares of common stock (not including any shares of common stock that may be issued upon exercise of warrants registered under this offering) and 673,223 warrants outstanding. Of these shares, the 6,000,000 shares sold in our initial public offering are freely tradable. We and our executive officers and directors are subject to agreements with the underwriters that restrict our and their ability to transfer our stock for a period of 180 days from the date of our initial public offering, and our other current stockholders will be subject to agreements that restrict their ability to transfer our stock for a period of 120 days from the date of our initial public offering, subject to limited exceptions, including our filing of a registration statement, as described below. For a detailed description of these agreements see “Shares Eligible for Future Sale”. After the lock-up agreements expire, an aggregate of 3,801,965 additional shares of our common stock and 673,223 warrants will be freely tradeable.

There is no established trading market for the warrants, which could make it more difficult for you to sell warrants and could adversely affect their price.

There is no existing public market for the warrants and there can be no assurances that an active public market for the warrants will develop as a result of the offering of the warrants by any selling holder or that, if such a market develops, it will be maintained. We anticipate that the warrants will be quoted on the OTC Bulletin Board under the symbol “HTGCW” on or after the date of this prospectus. We do not intend to apply, and are not obligated to apply, to list the warrants on any national securities exchange or the Nasdaq National Market. Future trading prices of the warrants will depend on many factors, including the company’s operating results, the market for similar securities and the performance of the company’s common stock.

We intend to have our warrants quoted on the OTC Bulletin Board, which will limit the liquidity and price of our warrants more than if our warrants were quoted or listed on the Nasdaq National Market or a national securities exchange.

Our warrants will be traded in the over-the-counter market. It is anticipated that they will be quoted on the OTC Bulletin Board, an NASD-sponsored and operated inter-dealer automated quotation system for equity securities not included in the Nasdaq National Market. Quotation of our warrants on the OTC Bulletin Board will limit the liquidity and price of our securities more than if our warrants were quoted or listed on the Nasdaq National Market or a national securities exchange.

The warrants may have no value in bankruptcy.

In the event a bankruptcy or reorganization is commenced by or against us, a bankruptcy court may hold that unexercised warrants are executory contracts which may be subject to rejection by us with approval of the bankruptcy court. As a result, holders of the warrants may, even if sufficient funds are available, not be entitled to receive any consideration or may receive an amount less than they would be entitled to if they had exercised their warrants prior to the commencement of any such bankruptcy or reorganization.

As a holder of warrants, you will not receive dividends on our common stock.

Holders of the warrants will not have the right to receive any dividends so long as their warrants are unexercised.

There may be limitations on the ability of the holders of warrants to exercise their warrants and receive the underlying common stock.

We have agreed to use our reasonable efforts to maintain effective a shelf registration statement on an appropriate form under the Securities Act covering the common stock, the warrants and the common stock issuable upon exercise of the warrants until the earlier of (i) the date on which the common stock, warrants and common stock issuable upon exercise of the warrants are sold in accordance with the intended distribution of such common stock or warrants, (ii) the date on which none of the shares of common stock or warrants are registrable securities, or (iii) the second anniversary of the effective date of the shelf registration statement of which this prospectus is a part. Until the shelf registration statement becomes effective and during any period when the shelf registration statement is not effective, U.S. holders of the warrants will not be able to exercise their warrants unless they are an “accredited investor” or a “qualified institutional buyer,” within the meaning of the Securities Act, and make certain representations to us in connection with their exercise.

We cannot assure you that we will be able to keep the shelf registration statement continuously effective until all of the warrants have been exercised or expired. Shares of common stock issued upon exercise of the warrants at a time when the shelf registration statement is not effective will be “restricted securities” for purposes of Rule 144 under the Securities Act and will be subject to restrictions on transfer.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors”. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. These data were reported by Dow Jones, VentureOne, an independent venture capital industry research company which we refer to as VentureOne, in releases entitled “4Q ‘03 Venture Capital Investment Increases,” dated January 26, 2004, “Venture-Backed Valuations Decline in 4Q ‘03,” dated March 1, 2004, “Equity Financings for U.S. Venture-Backed Companies by Industry Group (1998-Q42004),” dated January 21, 2005, “Venture Capital Market Q4 ‘04” dated March 18, 2005 and “1Q ‘05 Financing Preview” dated April 25, 2005, along with attached data tables. VentureOne is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

Certain industry estimates presented in this prospectus have been compiled by us from internally generated information and data, which, while believed by us to be reliable, have not been verified by any independent sources. These estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. The failure of this market to grow at projected rates could have a material adverse effect on our business and the market price of our common stock and warrants.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY AND

A REGULATED INVESTMENT COMPANY

Since our incorporation, we have been taxed as a corporation under Subchapter C of the Code. We have elected to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006.

We were initially capitalized in February 2004 and in June 2004 we completed a private placement of 904,635 units at a price of $30.00 per unit, raising an aggregate of approximately $23.9 million in net proceeds. Each such unit consisted of two shares of our common stock, one warrant to purchase one share of our common stock with up to a 1-year term and one warrant to purchase one share of our common stock with a 5-year term. We paid a placement fee to JMP Securities LLC, the initial purchaser in such private placement, of $2.10 per unit.

In January 2005, investment funds managed by JMP Asset Management LLC completed the purchase of 72,000 units at a price of $30.00 per unit, less a placement fee of $2.10 per unit pursuant to an option granted to JMP Asset Management LLC in connection with our June 2004 private offering. In addition, in January 2005 Mr. Henriquez, our Chief Executive Officer, and Mr. Howard, our Senior Managing Director, purchased the equivalent of 40,000 units and 13,500 units, respectively, and four other employees purchased an aggregate of 8,567 units, in each case at a price of $30.00 per unit. In connection with such transactions, we raised an aggregate of approximately $3.9 million in net proceeds. In addition, 1-year warrants to purchase 1,175,963 shares of our common stock were exercised in February 2005, generating proceeds to us of approximately $12.4 million.

In June 2005, we completed a public offering of 6,000,000 shares of our common stock, par value $0.001 per share, at a price of $13.00 per share, which we refer to as our initial public offering. Our initial public offering resulted in net proceeds to the company of approximately $71.0 million after deducting the offering costs. In connection with our initial public offering, we granted the underwriters a 45-day option to purchase up to an additional 900,000 shares of our common stock to cover over-allotments, if any, at the public offering price of $13.00 per share. The underwriters did not exercise the over-allotment option.

Our election to be regulated as a business development company and our election to be treated as a RIC will require certain actions and effect a number of changes to our activities and policies.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or for investments that do not have a readily available market value, their “fair value” determined by our board of directors, with changes in these values reported through our consolidated statement of operations under the caption of “unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our income tax expense should be reduced or eliminated.

We intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. This election should reduce or eliminate the federal corporate-level income tax we will be required to pay after such election. So long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally should be required to pay income taxes only on the portion of our taxable income we do not distribute (actually or constructively) and certain built-in gains. From the completion of this offering through the end of our current tax year, we will continue to be taxed as a corporation under Subchapter C of the Code. However, any capital gains we recognize after this offering and prior to our election to be taxed as a RIC will, when distributed to you, be taxed as ordinary income and not as capital gains, as would have been the case had we been taxed as a RIC as of the date of this offering. Our current tax year will end on December 31, 2005 unless we adopt a fiscal tax year ending before that date in order to elect to be treated as a RIC prior to January 1, 2006.

Change in Dividend Policy.

As a corporation taxed under Subchapter C of the Code, we have not made distributions to our stockholders, but have instead retained all of our income, including capital gains. Following our election to be treated as a RIC under the Code, we intend to distribute to our stockholders all or substantially all of our income, except for certain realized net long-term capital gains. In addition, prior to the end of our first tax year as a RIC, we will be required to make a distribution to our stockholders equal to the amount of any earnings and profits from the period prior to our RIC election. We intend to make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution.

Changes to Warrants.

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. The following steps were taken in accordance with the terms of our outstanding warrants in order to comply with this requirement:

•	Pursuant to terms of our outstanding warrants, the expiration date of all of our outstanding 1-year common stock warrants was accelerated to the date immediately prior to our filing of an election with the SEC to be regulated as a business development company under the 1940 Act.

•	As a result of the acceleration of the expiration date of the 1-year warrants, the exercise price of all 1-year warrants and 5-year warrants was adjusted on January 14, 2005 to $10.57 per share, the net asset value per share of our common stock on the date of determination as adjusted in accordance with the terms of the warrants based on an estimate of cancellation of 5-year warrants in connection with our election to be regulated as a business development company.

•	1-year warrants to purchase 1,175,963 shares of our common stock were exercised generating proceeds to us of approximately $12.4 million and 94,457 then outstanding 1-year warrants that remained unexercised at the close of business on February 21, 2005 expired by their terms.

•	Immediately prior to filing our business development company election with the SEC, 5-year warrants to purchase 597,196 shares of our common stock were cancelled and simultaneously with such cancellation, we issued to the holders of such 5-year warrants one share of our common stock for every two 5-year warrants so cancelled.

Exemptive Relief.

In connection with our initial public offering, we filed a request with the SEC, and expect to file additional requests, for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, although we cannot provide any assurance that we will receive any such exemptive relief, on June 21, 2005 we filed an exemptive relief application requesting that the SEC permit us to issue stock options to our non-employee directors as contemplated by the 1940 Act. For more information, see “Management—2004 Equity Incentive Plan.” In addition, we expect to seek exemptive relief from the SEC to allow us to exclude the indebtedness that our wholly-owned subsidiary, Hercules Technology II, L.P., which is seeking to be qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirements applicable to us. On May 3, 2005, Hercules Technology II, L.P. filed an application with the Small Business Administration to become licensed as a small business investment company. We may also request exemptive relief to permit us to grant dividend equivalent rights or other similar rights to our optionholders and restricted stock awards to our officers and employees. We cannot provide any assurance that we will receive such exemptive relief if such exemptive relief is required.

USE OF PROCEEDS

The registration of the common stock, warrants and common stock issuable upon exercise of the warrants, is to satisfy certain of our obligations under the registration rights agreement covering the securities sold in the unit offering in June 2004. We will not receive any proceeds from the resale, by the selling holders, of common stock, warrants, or common stock issuable upon exercise of the warrants. We may, however, receive cash consideration in connection with the exercise of the warrants for cash. We anticipate that any proceeds we receive from the exercise of warrants into shares of our common stock will be used to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders following our election to be taxed as a RIC, which we expect to occur on or prior to January 1, 2006. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We currently intend to retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We generally intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain United States Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2005 on an actual basis.

This table should be read together with “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and related notes included elsewhere in this prospectus.

June 30, 2005
(in thousands)
Stockholders’ equity:
Common stock, par value $0.001 per share; 30,000,000 shares authorized; 9,801,965 shares issued and outstanding, actual	$10
Additional paid-in capital	114,468
Accumulated deficit	(1,300)

Total stockholders’ equity	$113,178

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involve risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements; Market Data” and elsewhere in this prospectus.

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We primarily finance privately-held companies backed by leading venture capital and private equity firms and may also finance certain publicly-traded companies.

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Since our incorporation, we have been taxed as a corporation under Subchapter C of the Code. On or prior to January 1, 2006, we intend to elect to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

Portfolio and Investment Activity

We commenced investment operations in September 2004 and through June 30, 2005 we have entered into binding agreements to invest approximately $122.2 million in structured mezzanine debt. As of June 30, 2005, our investment portfolio included structured mezzanine debt agreements with 19 portfolio companies representing approximately $86.0 million of invested capital, additional unfunded contractual commitments of $36.2 million to these portfolio companies, and $1.0 million invested in preferred stock of one portfolio company.

At June 30, 2005, the weighted average yield to maturity of our loan obligations was approximately 12.87%. Yields to maturity are computed using interest rates as of June 30, 2005 and include amortization of loan facility fees, original issue discount, commitment fees and market premium or discount over the expected life of the debt investment, weighted by their respective costs when averaged and are based on the assumption that all contractual loan commitments have been fully funded.

We generate revenue in the form of interest income on debt securities and capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. In addition, we generate revenue in the form of commitment and facility fees and, to a lesser extent, due diligence fees. Such fees will be generated in connection with our investments and recognized as earned or, in some cases, recognized over the life of the loan. Our investments will generally range from $1.0 million to $20.0 million, with an average initial principal balance of between $2.0 million and $7.0 million. Our debt investments will have a term of between two and seven years and will typically bear interest at a rate ranging from 8.0% to 14.0%. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, or prepayment fees, which may be required to be included in income prior to receipt. In some cases, we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property. Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth and expansion-stage companies.

In addition, certain loans may include an interest-only period ranging from three to six months. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Results of Operations

We commenced operations on February 2, 2004, but did not commence investment operations until September 2004. As a result, there is no period with which to compare our results of operations for the three- and six-month periods ended June 30, 2005.

We completed our initial public offering of common stock on June 11, 2005. In connection with the offering, we issued 6,000,000 shares of common stock at a price to the public of $13.00 per share, generating net proceeds of approximately $71.0 million.

For the three and six-month periods ended June 30, 2005

Interest income totaled approximately $1.7 million and $2.4 million for the three and six-month periods ended June 30, 2005, respectively. Income from commitment and facility fees totaled approximately $193,000 and $271,000 for the three and six-month periods ended June 30, 2005, respectively. We expect to generate additional interest income and loan commitment fees as we continue to invest the net proceeds of our bridge loan credit facility from an affiliate of Farallon Capital Management, L.L.C., our securitized credit facility from Citigroup, and our initial public offering proceeds, in technology-related companies.

Operating expenses totaled approximately $2.2 million and $3.0 million during the three and six-month periods ended June 30, 2005, respectively. The operating expenses for the three months ended June 30, 2005 consisted of interest and loan fees on the bridge loan credit facility with an affiliate of Farallon Capital Management, L.L.C. of approximately $878,000, employee compensation of $870,000, general administrative expenses of $438,000 and $56,000 of stock-based compensation. For the six months ended June 30, 2005, operating expenses consisted of interest and loan fees on the bridge loan credit facility of approximately $878,000, employee compensation of $1.4 million, general administrative expenses of $637,000 and $80,000 of stock-based compensation. We anticipate that operating expenses will increase in the near term as we continue to increase headcount to support our growth and incur additional expenses related to being a public company.

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. For the three and six-month periods ended June 30, 2005 we recognized approximately $1,081,000 of gross unrealized appreciation on ten of our portfolio investment companies and approximately $38,000 of gross unrealized depreciation on nine of our portfolio investment companies.

For the three and six-month periods ended June 30, 2005, the increase in net assets resulting from operations was approximately $710,000 and $742,000, respectively.

Financial Condition, Liquidity, and Capital Resources

We were initially capitalized with approximately $2.6 million in proceeds from the sale of preferred stock in February 2004. In June 2004, we completed an additional private placement offering of 904,635 units at a price of approximately $30.00 per unit. Each unit consisted of two shares of our common stock and two warrants to purchase one share of our common stock at a price of $15.00 per share. All of our then outstanding preferred stock was exchanged for units concurrent with the closing of our private offering in June 2004. We received approximately $23.9 million in total net proceeds from the June 2004 offering, net of placement fees and other offering-related costs. In February 2005, 1-year warrants to purchase 1,175,963 shares of our common stock were exercised generating proceeds to us of approximately $12.4 million.

In June 2005, we completed our initial public offering of 6,000,000 shares of our common stock at a price of $13.00 per share resulting in net proceeds to the Company of approximately $71.0 million after deducting offering costs. In connection with our initial public offering, we granted the underwriters a 45-day option to purchase up to an additional 900,000 shares of our common stock to cover over-allotments, if any, at the public offering price of $13.00 per share. The underwriters did not exercise the over-allotment option.

As of June 30, 2005, we had approximately $52.7 million in cash and cash equivalents. We intend to generate additional cash primarily from future borrowings as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. After we have used the net proceeds of our initial public offering, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities, and/or future borrowings, to the extent permitted by the 1940 Act.

We expect in the normal course of business to have unfunded commitments to extend credit. Unfunded commitments to provide funds to portfolio companies will not be reflected on our balance sheet. Our unfunded commitments may be significant from time to time. During the quarter ended June 30, 2005, we funded $53.3 million of commitments. As of June 30, 2005, we had unfunded commitments of approximately $36.2 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold.

As defined under the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. Our asset coverage as of June 30, 2005 was greater than 550%.

Borrowings

In April 2005, we entered into a bridge loan credit facility with an affiliate of Farallon Capital Management, L.L.C. providing for $25 million of available borrowings, all of which was drawn down on April 12, 2005. The bridge loan credit facility allows for up to an additional $25 million of discretionary supplemental senior secured loans. See “Obligations and Indebtedness.” All amounts outstanding under this credit facility will become due and payable on October 12, 2005, unless we exercise our right to extend the maturity date to April 12, 2006.

On August 1, 2005, we amended our bridge loan credit facility with Alcmene Funding, LLC, a special purpose vehicle that is an affiliate of Farallon Capital Management, L.L.C. The amendment agreement extended the term of the loan to April 12, 2006, eliminated the loan extension fee, revised the interest rate effective August 1, 2005 to LIBOR plus 5.6% through December 31, 2005 and thereafter to 13.5% per annum, and amended certain collateral rights and financial covenants.

On August 1, 2005, the Company, through Hercules Funding Trust I, an affiliated statutory trust, executed a $100 million securitized credit facility with Citigroup Global Markets Realty Corp., which we refer to as the Citigroup Facility. Our ability to make draws on the Citigroup Facility expires on July 31, 2006 unless extended prior to such date for an additional 364-day period with the lenders’ consent. If we do not extend the Citigroup Facility, any principal amounts then outstanding will be amortized over a six-month period through a termination date in January 2007. The Citigroup Facility will be collateralized by loans from our portfolio companies, and includes an advance rate of approximately 55% of eligible loans. We will pay Interest on borrowings under the Citigroup Facility monthly at a rate of one-month LIBOR plus a spread of 1.65%. We paid a loan origination fee equal to 0.25% of the Citigroup Facility and will be subject to an unused commitment fee of 0.25%. The Citigroup Facility contains covenants that, among other things, require us to maintain a minimum net worth and to restrict the loans securing the Citigroup Facility to certain dollar amounts, to concentrations in certain geographic regions and industries, to certain loan grade classifications, to certain security interests, and to certain interest payment terms.

In addition, we expect to pursue additional debt financing from the Small Business Administration under its Small Business Investment Company program. We may also seek to enter into an additional securitization facility. See “Obligations and Indebtedness.”

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us, or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful. While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will at some time in the future obtain additional securitized credit facilities. The lender or lenders under such a facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans that we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business. See “Obligations and Indebtedness.”

Dividends

To date, we have not paid any dividends. We intend to elect to be taxed as a RIC under Subchapter M of the Code on or prior to January 1, 2006. We intend to distribute quarterly dividends to our stockholders following our election to be treated as a RIC.

As long as we qualify as a RIC, we will not be taxed on our “investment company taxable income” or realized net capital gains, to the extent that such taxable income and gains are distributed to stockholders on a timely basis. We may be required, however, to pay federal income taxes on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we failed to qualify as) a RIC that are recognized within the next 10 years, unless we make a special election to pay corporate-level tax on such built-in gains at the time of our RIC election or an exception applies. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” Annual tax distributions generally will differ from net income for the fiscal year due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income. In order to qualify as a RIC under Subchapter M of the Code, and to avoid corporate level tax on our income, we must, in general, for each taxable year: (1) have in effect at all times during the taxable year an election to be treated as a business development company, (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income, (3) meet asset diversification requirements as defined in the Code, and (4) distribute to stockholders at least 90% of our investment company taxable income as defined in the Code. In addition, prior to the end of our first tax year as a RIC, we must distribute to our stockholders all earnings and profits from periods prior to our qualification as a RIC. We intend to take all steps necessary to qualify for the federal tax benefits allowable to RICs, including distributing annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. Unless a stockholder elects otherwise, these distributions will be reinvested in additional shares of our common stock through our dividend reinvestment plan. While we are a RIC, we generally intend to retain any realized net long-term capital gains in excess of realized net short-term capital losses and to elect to treat such net capital gain, as deemed distributions to our stockholders. We may, in the future, make actual distributions to our stockholders of some or all of such net long-term capital gains. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company” and “Dividend Reinvestment Plan.” There can be no assurance that we will qualify for treatment as a RIC in any future years.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to (i) the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and (ii) provisions in our future credit facilities, if any. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the federal income tax benefits allowable to a RIC. We cannot assure stockholders that they will receive any distributions or distributions at any particular level.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

As a business development company, we invest primarily in illiquid securities, including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

At June 30, 2005, approximately 77% of our total assets were invested in portfolio companies, which are recorded at fair value. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation.

Interest Income. Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Loan facility fees, original issue discount, commitment fees, and market premium or discount are deferred and amortized into interest income as adjustments to the related loan’s yield over the contractual life of the loan. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible.

Fee Income. Fee income includes fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. These fees are generally recognized as income when the services are rendered.

Offering Expenses. Offering expenses are charged against the proceeds of the offering.

Stock-Based Compensation. We have issued and may, from time to time, issue additional stock options to employees and consultants under our 2004 Equity Incentive Plan. We follow Financial Accounting Standards No. 123 (revised 2004), Share-Based Payments (“FAS 123”), to account for stock options granted. Under FAS 123, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of June 30, 2005, 17 loans in our portfolio were at fixed rates and two loans were at variable rates. We may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments.

OBLIGATIONS AND INDEBTEDNESS

On April 12, 2005, we entered into a bridge loan credit facility with an affiliate of Farallon Capital Management, L.L.C. to provide us with additional capital to invest prior to the completion of our initial public offering. In addition, on August 1, 2005, we completed the Citigroup Facility, a securitized credit facility. We expect to pursue additional debt financing from the Small Business Administration under its Small Business Investment Company program. We may seek to enter into additional securitization facilities. These various types of facilities are described below.

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us, or at all. If we are unable to obtain debt capital, then positive investment returns for our equity investors, if any, will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful. While there can be no assurance that we will be able to borrow from banks or other financial institutions, we expect that we will at some time in the future obtain additional securitized credit facilities. The lender or lenders under such a facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. In addition, we may grant a security interest in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans that we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business.

Bridge Financing

On April 12, 2005, we entered into a bridge loan credit facility with Alcmene Funding, L.L.C., a special purpose vehicle that is an affiliate of Farallon Capital Management, L.L.C. The bridge loan facility consists of a $25 million senior secured first lien term loan, plus up to an additional $25 million of discretionary supplemental senior secured first lien term loans. The supplemental loans, if any, will be made on terms to be agreed upon between us and Alcmene. The bridge loan credit facility matures on October 12, 2005, subject to one six-month extension at our election. If we elect to extend the maturity date, we will pay an extension fee of 1% of the principal amount of the outstanding loan. The bridge loan credit facility is prepayable by us at any time without premium or penalty. The entire principal amount of the bridge loan is due at maturity. Borrowings under the bridge loan credit facility bear interest at 8.0% per annum through the initial maturity date and, if we elect to extend the maturity date of the bridge loan credit facility beyond the initial six-month term, borrowings will bear interest at 11.5% per annum during any such extension period. In addition, we paid an upfront fee of $500,000 at the time of our initial draw down under the facility and will be obligated to pay a maturity fee of $500,000 upon repayment of the bridge loan credit facility, whether upon maturity or upon earlier repayment. The bridge loan credit facility contains a mandatory prepayment provision requiring that we turn over to Alcmene all principal payments that we receive from our loans to portfolio companies if at such time we have less than $5 million in cash or cash equivalents on hand. The bridge loan credit facility is secured by a first priority lien on substantially all of our assets. Interest on our bridge loan credit facility is payable in arrears monthly, on the maturity date and on any prepayment date. As of June 30, 2005 we had approximately $25.0 million outstanding under the bridge loan credit facility. In addition, at June 30, 2005, we had recorded approximately $283,000 of the upfront draw down fee in prepaid expenses and accrued $217,000 of loan fees related to the maturity fee.

On August 1, 2005, the Company amended the bridge loan credit facility. The amendment agreement extended the term of the bridge loan credit facility to April 12, 2006, eliminated the loan extension fee, revised the interest rate effective August 1, 2005 to LIBOR plus 5.6% through December 31, 2005 and thereafter to 13.5% per annum, and amended certain collateral rights and financial covenants.

Our bridge loan credit facility requires us to meet financial tests with respect to a minimum fixed charge coverage ratio, a minimum senior secured debt coverage ratio, minimum net assets and minimum net assets per share as well as concentration and default limits with respect to portfolio company loans. In addition, our bridge loan credit facility contains negative covenants limiting, among other things, additional liens and indebtedness, transactions with affiliates, mergers and consolidations, liquidations and dissolutions, sales of assets, dividends, loans and advances (other than to our portfolio companies), and other matters customarily restricted in such agreements. Our bridge loan credit facility contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, events of bankruptcy and insolvency, failure of any security document supporting the bridge loan credit facility to be in full force and effect, and a change of control of our business. At June 30, 2005 we were in compliance with the covenants of the bridge loan credit facility.

Securitized Credit Facility

On August 1, 2005, the Company, through Hercules Funding Trust I, an affiliated statutory trust, executed a $100 million securitized credit facility with Citigroup Global Markets Realty Corp., which we refer to as the Citigroup Facility. Our ability to make draws on the Citigroup Facility expires on July 31, 2006 unless extended prior to such date for an additional 364-day period with the lenders’ consent. If we do not extend the Citigroup Facility, any principal amounts then outstanding will be amortized over a six-month period through a termination date in January 2007. The Citigroup Facility will be collateralized by loans from our portfolio companies, and includes an advance rate of approximately 55% of eligible loans. We will pay Interest on borrowings under the Citigroup Facility monthly at a rate of one-month LIBOR plus a spread of 1.65%. We paid a loan origination fee equal to 0.25% of the Citigroup Facility and will be subject to an unused commitment fee of 0.25%. The Citigroup Facility contains covenants that, among other things, require us to maintain a minimum net worth and to restrict the loans securing the Citigroup Facility to certain dollar amounts, to concentrations in certain geographic regions and industries, to certain loan grade classifications, to certain security interests, and to certain interest payment terms.

SBIC Financing

We are pursuing, through our wholly-owned subsidiary Hercules Technology II, L.P, additional debt financing from the Small Business Administration under its Small Business Investment Company program. If we are able to obtain financing under such program, we will be subject to regulation and oversight by the Small Business Administration, including requirements with respect to maintaining certain minimum financial ratios and other covenants. The Small Business Investment Company regulations currently limit the amount that is available to borrow by any SBIC to $119 million. There is no assurance that we will draw up to the maximum limit available under the Small Business Investment Company program.

On June 24, 2005, we received a letter of acknowledgement of receipt of our application to the Small Business Administration. Upon receipt of this letter from the Small Business Administration, we were eligible to make pre-approved investments through our wholly-owned subsidiary, Hercules Technology II, L.P. If our application to the Small Business Investment Company program is ultimately approved by the Small Business Administration, then we will be able to borrow funds from the Small Business Administration against eligible pre-approved investments.

Securitization

We plan to aggregate pools of funded loans using our warehouse facility or other conduits that we may seek until a sufficiently large pool of funded loans is created which can then be securitized. We expect that any loans included in a securitization facility will be securitized on a non-recourse basis with respect to the credit losses on the loans. There can be no assurance that we will be able to complete this securitization strategy, or that it will be successful.

BUSINESS

General

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms and may also finance certain publicly-traded companies. We originate our investments through our principal office located in Silicon Valley, as well as our additional offices in the Boston, Boulder and Chicago areas. Our goal is to be the capital provider of choice for technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured mezzanine debt investment” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured mezzanine debt investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio’s total return by generating current income from debt investments and capital appreciation from our equity-related investments. We are an internally managed, non-diversified, closed-end investment company that has elected to be treated as a business development company under the 1940 Act, and we intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment and media, and life sciences. Within the life sciences sub-sector, we focus on medical device, bio-pharmaceutical, health care service and information systems companies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of their development. Our emphasis is on private companies following or in connection with their first institutional round of equity financing, which we refer to as emerging-growth companies, and private companies in later rounds of financing, which we refer to as expansion-stage companies. To a lesser extent, we make investments in established companies comprised of private companies in one of their final rounds of equity financing prior to a liquidity event such as an anticipated merger, acquisition or initial public offering, or select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution.

Our investments are generally in structured mezzanine debt and, to a lesser extent, in senior debt and equity. Structured mezzanine debt is a flexible instrument that may be tailored to meet specific financing needs of prospective portfolio companies. In addition to the structured mezzanine product, we expect to offer other customized financing solutions, including senior secured loans and, in limited instances, we may make direct equity investments. We expect that many of our loans to emerging-growth and expansion-stage companies will include an interest-only period followed by monthly or quarterly principal and interest payments.

We commenced investment operations in September 2004 and through June 30, 2005 we had entered into binding agreements to invest approximately $122.2 million in structured mezzanine debt. As of June 30, 2005, our investment portfolio included structured mezzanine debt agreements with 19 portfolio companies representing approximately $86.0 million of invested capital and additional unfunded contractual commitments of $36.2 million to these portfolio companies, and $1.0 million invested in preferred stock of one portfolio company.

At June 30, 2005, the weighted average yield to maturity of our loan obligations was approximately 12.87%. Yields to maturity are computed using interest rates as of June 30, 2005 and include amortization of loan facility fees, original issue discount, commitment fees and market premium or discount over the expected life of the debt investment weighted by their respected costs when averaged and are based on the assumption that all contractual loan commitments have been fully funded.

Our management team is currently comprised of nine individuals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We expect we will hire additional executives and investment professionals. The senior members of our management team have originated both debt and equity investments in excess of $1 billion in technology-related companies backed by leading financial sponsors. As a result of this prior investment experience, our management team has developed strong relationships with more than 100 of the leading venture capital and private equity firms. Our executive officers include Mr. Henriquez, our Chief Executive Officer, and Mr. Howard, our Senior Managing Director. Mr. Henriquez has more than 16 years of operational, investment and board-level experience with venture capital-backed companies in the technology industry sub-sectors we are targeting as both a venture capitalist and specialized technology lender. Mr. Howard has more than 18 years of experience as an originator, underwriter and manager of debt and equity investments in a wide variety of technology-related companies. The majority of our management team has worked with Messrs. Henriquez or Howard previously at other organizations. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our principal executive offices are located at 525 University Avenue, Suite 700, Palo Alto, California 94301 and our telephone number is 650-289-3060. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information as part of this prospectus.

Our Formation

We were founded by Mr. Henriquez, our Chief Executive Officer, Mr. Howard, our Senior Managing Director, and Mr. Harvey, our Chief Legal Officer, in December 2003, and we were incorporated in Maryland on December 18, 2003. We were initially capitalized with approximately $2.6 million in net proceeds from the sale of our preferred stock in February 2004.

In June 2004, we completed a private offering of units, each unit consisting of two shares of our common stock and two warrants to purchase one share of our common stock. We received approximately $23.9 million in total net proceeds from our June 2004 private offering, net of placement fees and before other offering and organizational expenses. All of our outstanding preferred stock was exchanged for units immediately prior to the closing of our June 2004 private offering.

On February 22, 2005, we elected to be regulated as a business development company under the 1940 Act, and we intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. See “Regulation” and “Certain United States Federal Income Tax Considerations.”

In June 2005, we completed a public offering of 6,000,000 shares of our common stock at a price of $13.00 per share resulting in net proceeds to the company of approximately $71.0 million after deducting the offering costs. In connection with our initial public offering, we granted the underwriters a 45-day option to purchase up to an additional 900,000 shares of our common stock to cover over-allotments, if any, at the public offering price of $13.00 per share. The underwriters did not exercise the over-allotment option.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy. We believe that continued growth of this sector is supported by ongoing innovation and performance improvements in technology-related products and the adoption of technology across virtually all industries in response to competitive pressures. Technology-related companies have used recent structural market changes to focus on their core competencies and efficient operating structures, and many companies with compelling business prospects have emerged. We believe, therefore, that an attractive market opportunity exists for a specialty finance company focused primarily on structured mezzanine investments in technology-related companies for the following reasons:

•	Technology-related companies are underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing by technology-related companies;

•	Structured mezzanine debt products are less dilutive and complement equity financing from venture capital and private equity funds; and

•	Average valuations for private technology-related companies are lower than in recent years.

Technology-Related Companies Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, in part because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending that has resulted in tightened credit standards in recent years. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies as a result of significant research and development expenditures and high projected revenue growth often render them difficult to evaluate from a credit perspective. The balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which makes the process of valuing that collateral more difficult. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share require an in-depth understanding of technology products and markets. These attributes can make it difficult for lenders to analyze technology-related companies using traditional underwriting methods.

We believe traditional lenders are generally refraining from entering the structured mezzanine debt marketplace for emerging-growth and expansion-stage companies, instead preferring the risk-reward profile of senior debt. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash flows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing by Technology-Related Companies. Private debt capital from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for debt financing to emerging-growth and expansion-stage companies is a function of the level of annual venture equity investment activity. In 2004, venture capital-backed companies received, in approximately 2,000 transactions, equity financing in an aggregate amount of approximately $20.4 billion (of which approximately 89% was invested in technology-related companies), as reported by VentureOne. According to VentureOne, as of March 31, 2005, there were a total of approximately 5,250 private companies that had received aggregate venture capital equity investments of approximately $128 billion over the prior six years. We believe a range of $20 billion to $25 billion in annual equity investments to venture-backed companies will be sustainable for future years.

We believe that demand for structured debt financing is currently unfulfilled, in part because the historically largest lenders to technology-related companies have exited the market while at the same time lending requirements of traditional lenders have become more stringent. We therefore believe we are entering the structured lending market for technology-related companies at an opportune time.

Structured Mezzanine Debt Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that structured debt securities will continue to be viewed as an attractive source of capital that will augment the capital provided by venture capital and private equity funds. We believe that our structured mezzanine debt products will provide access to growth capital for technology-related companies that may not otherwise be able to obtain financing other than through incremental investments by their existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to complement and diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to enable those companies to achieve a higher valuation through internal growth. In addition, because financial-sponsor backed companies have recently been more mature prior to reaching a liquidity event, our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Lower Valuations for Private Technology-Related Companies. During the downturn in technology-related industries that began in 2000, we saw sharp and broad declines in valuations of venture capital and private equity-backed technology-related companies. According to VentureOne, median pre-money valuations for venture capital-backed companies for 2004 was $13.0 million, which was similar to 1997 levels, and compares to $25.0 million in 2000 and $16.0 million in 2001. We believe that the valuations currently assigned to venture capital and private equity-backed technology-related companies in private financing rounds will allow us to build a portfolio of equity-related securities at attractive valuation levels.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team. We have assembled a team of senior investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We will concentrate our investing activities in industries in which our investment professionals have extensive investment experience. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured mezzanine investments in over 200 technology-related companies, representing over $1 billion in investments, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies, and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments will have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from our equity-related investments. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities for our debt instruments, taking security interests in the assets of our portfolio companies, as well as requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Our debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, we expect, in some cases, to receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe that the valuations currently assigned to technology-related companies in private financing rounds as a result of the recent downturn in technology-related industries will allow us to build a portfolio of equity-related securities at attractive valuation levels, which we believe will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that structure their products to fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured mezzanine debt.

We use our strong relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies to established companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally choose to make investments during a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of June 30, 2005, our proprietary SQL-based database system included over 6,900 technology-related companies and over 1,325 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments

We invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured mezzanine debt.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We expect that such entities will, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 months. Further, we expect that on the date of our investment we will obtain a lien on available assets, which may or may not include intellectual property (other than any tangible assets specifically financed with senior debt), and these companies will have sufficient cash on their balance sheet to amortize their debt for at least nine to 18 months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt.

We expect that our investments will generally range from $1.0 million to $20.0 million. Our debt investments generally have an average initial principal balance of between $2.0 million and $7.0 million and have maturities of two to seven years, with an expected average term of three years. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period, and our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates typically ranging from 8% to 14%. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment and facility fees, and to a lesser extent, due diligence fees. In addition, our structured mezzanine debt investments will have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. We generally expect that the warrants typically will be immediately exercisable upon issuance and will remain exercisable for the lesser of seven years or three years after an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions and put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our debt and equity investments take one of the following forms:

•

Structured Mezzanine Debt. We seek to invest a majority of our assets in structured mezzanine debt of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our structured mezzanine investments may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first lien security interest in all of our portfolio company’s assets (other than any tangible assets specifically financed with senior debt). Our structured mezzanine debt investments typically have maturities of between two and seven years, with full amortization for emerging-growth or expansion-stage companies and little or no amortization for select established companies. Our structured mezzanine debt investments carry a contractual interest rate between 8% and 14% and may include an additional end-of-term payment, are in an amount between $3 million and $20 million with an average initial principal balance of between $3 million and $7 million (although this investment size may vary proportionately as the size of our capital base changes) and have an average term of three years. In some cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. We may structure our mezzanine debt investments with restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation rights.

•	Senior Debt. We seek to invest a limited portion of our assets in senior debt of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. Our senior debt investments carry a contractual interest rate between 8% and 12%, are in an amount between $1 million and $5 million with an average initial principal balance of $2 million, and have an average term of under three years. In some cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets.

•	Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests obtained in connection with our structured mezzanine debt investments. In addition to the warrants received as a part of a structured mezzanine debt financing, we typically receive the right to make equity investments in a portfolio company in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. Equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Senior Debt	Structured Mezzanine Debt	Equity Securities
Typical Structure	Term or Revolving Debt	Term Debt with Warrants	Preferred Stock or Common Stock

Investment Horizon	Usually under 3 years	Long Term, ranging from 2 to 7 years, with an average of 3 years	Long Term

Ranking/Security	Senior/First Lien	Senior or Junior Lien	None/Unsecured

Covenants	Generally Comprehensive	Less Restrictive; Mostly Financial; Maintenance-Based	None

Risk Tolerance	Low	Medium	High

Coupon/Dividend	Cash Pay—Floating or Fixed Rate	Cash Pay—Fixed Rate; Payment-in-kind in limited cases	Payment-in kind in limited cases

Customization or Flexibility	Standard	More Flexible	Flexible

Equity Dilution	None to Low	Low	High

Investment Criteria

We have identified several criteria that we believe will prove important in achieving our investment objective with respect to prospective portfolio companies. These criteria provide general guidelines for our investment decisions.

Portfolio Composition. While we focus our investments in technology-related companies, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology-related industry sub-sectors and geographies.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors that have meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the board of directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or have commitments for their first institutional round of equity financing. We expect a prospective portfolio company to demonstrate its ability to increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having sufficient access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to raise the additional capital necessary to cover its operating expenses and service its debt. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of nine to 18 months.

Security Interest. In many instances we generally seek a first priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In some cases we may only obtain a negative pledge covering a company’s intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments typically include cross-default and material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team, which consists of seven professionals headed by our Chief Executive Officer, Mr. Henriquez, and our Senior Managing Director, Mr. Howard, will be responsible for sourcing potential investment opportunities. The origination team utilizes their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of June 30, 2005, our proprietary SQL-based database system included over 6,900 technology-related companies and over 1,325 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, evaluation of select management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals which we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who possesses specific industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our Chief Legal Officer. To ensure consistent underwriting, we use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations, accounting policies and the legal and regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically meets with key management of the company and selects its financial sponsors and assembles information critical to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The unanimous approval of our investment committee is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Senior Managing Director, our Chief Legal Officer and our Chief Financial Officer. The investment committee generally meets weekly and more frequently on an as-needed basis.

Documentation

Our documentation group, headed by our Chief Legal Officer, administers the front-end documentation process for our loans. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a portfolio company. This group negotiates loan documentation and, subject to the approval of the Chief Legal Officer, final documents are prepared for execution by all parties. The documentation group may utilize external law firms from time to time to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer, administers loans and tracks covenant compliance on our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management and advises the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the valuation committee of the board regarding the credit and investment ratings for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Rating System. Our loan and compliance administration group uses an investment rating system to characterize and monitor our expected level of returns on both the debt investments and the related warrants or equity positions for each investment in our portfolio. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment ratings. Our investment committee reviews the recommendations and/or changes to the investment ratings, which are submitted to the valuation committee and our board of directors for approval. We use the following investment rating system:

Rating	Summary Description

1	Full return of principal and interest expected; Capital gain expected; Portfolio company exceeding plan

2	Full return of principal and interest expected; Potential capital gain; Portfolio company performing in accordance with plan

3	Full return of principal and interest expected; Minimal to no capital gain expected; Portfolio company performing in accordance with plan but requires close monitoring

4	Full return of principal is expected but some loss of interest likely; No capital gain expected; Portfolio company behind plan and requires close monitoring

5	Partial to full loss of principal and interest expected; No capital gain expected; Portfolio company significantly behind plan

As of June 30, 2005, our investments had a weighted average investment rating of 2.19.

Managerial Assistance

As a business development company, we offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments in technology-related companies. We believe that our specialization in financing technology-related companies will enable us to assess the value of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Employees

As of June 30, 2005, we had 15 employees, including eight investment and portfolio management professionals, operations professionals and legal counsel, all of whom have extensive prior experience working on financing transactions for technology-related companies. We intend to hire additional professionals with business lending experience as well as additional administrative personnel and we expect to expand our management team by hiring additional Managing Directors. We believe that our relations with our employees are good.

Corporate Structure and Offices

We are a Maryland corporation and an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Hercules Technology II, L.P., our wholly-owned subsidiary, has applied to be licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. See “Regulation” below for further information about small business investment company regulation. Hercules Technology SBIC Management, LLC, our wholly-owned subsidiary, functions as the general partner of our subsidiary Hercules Technology II, L.P.

Our principal executive offices are located at 525 University Avenue, Suite 700, Palo Alto, California 94301. We also have offices in Boston, Massachusetts, Boulder, Colorado and Chicago, Illinois.

Legal Proceedings

Hercules Technology Growth Capital, Inc. is not a party to any pending legal proceedings.

PORTFOLIO COMPANIES

The following tables set forth certain information as of June 30, 2005 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the board of directors meetings of our portfolio companies.

Investments at June 30, 2005

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held (1)	Cost of Investment (2)	Fair Value of Investment (3)
Affinity Express, Inc. 630 Tollgate Road, Suite E Elgin, Illinois 60123	Internet Consumer and Business Services	Senior Debt	100%	$1,655,281	$1,655,281
		Common Stock Warrants	100%	17,000	17,901

				1,672,281	1,673,182
Concuity, Inc. 22320 Foothill Blvd., Suite 500 Hayward, California 94541	Software	Senior Debt	100%	4,996,889	4,996,889
		Preferred Stock Warrants	100%	3,500	67,924

				5,000,389	5,064,813
Gomez, Inc. 610 Lincoln Street Waltham, Massachusetts 02451	Software	Senior Debt	100%	2,617,444	2,617,444
		Preferred Stock Warrants	100%	35,000	34,300

				2,652,444	2,651,744
Metreo, Inc. 3500 West Bayshore Road Palo Alto, California 94303	Software	Senior Debt	100%	4,680,029	4,680,029
		Preferred Stock Warrants	100%	50,000	46,219

				4,730,029	4,726,248
Occam Networks, Inc. 77 Robin Hill Road Santa Barbara, California 93117	Communications	Senior Debt	100%	2,975,028	2,975,028
		Preferred and Common Stock Warrants	100%	31,000	841,743

				3,006,028	3,816,771
Omrix Biopharmaceuticals, Inc. MDA Bloodcenter Tel Hashmar Hospital Tel Aviv, Israel	Biopharmaceutical	Senior Debt	100%	2,989,893	2,989,893
		Common Stock Warrants	100%	11,370	60,647

				3,001,263	3,050,540
OptiScan Biomedical Corporation 1105 Atlantic Avenue, Suite 101 Alameda, California 94501	Biopharmaceutical	Senior Debt	100%	3,000,000	3,000,000
		Preferred Stock Warrants	100%	—	—

				3,000,000	3,000,000
RazorGator, Inc. 9464 Wilshire Boulevard Beverly Hills, California 90212	Internet Consumer and Business Services	Senior Debt	100%	4,718,537	4,718,537
		Preferred Stock Warrants	100%	13,050	68,090
		Preferred Stock	100%	1,000,000	1,000,000

				5,731,587	5,786,627

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held (1)	Cost of Investment (2)	Fair Value of Investment (3)
Talisma Corp. 10900 NE 4th Street, Suite 1510 Bellevue, Washington 98004	Software	Subordinated Debt	100%	3,960,528	3,960,528
		Preferred Stock Warrants	100%	49,000	45,838

				4,009,528	4,006,366
Ikano Communications, Inc. 265 East 100 South, Suite 245 Salt Lake City, Utah 84111	Communications and Networking	Senior Debt	100%	4,957,787	4,957,787
		Preferred Stock Warrants	100%	45,460	43,765

				5,003,247	5,001,552
Inxight Software, Inc. 500 Macara Avenue Sunnyvale, California 94085	Software	Senior Debt	100%	2,945,786	2,945,786
		Preferred Stock Warrants	100%	55,963	48,479

				3,001,749	2,994,265
Merrimack Pharmaceuticals, Inc. 101 Binney St. Cambridge, Massachusetts 02142	Pharmaceutical	Senior Debt	100%	8,855,919	8,855,919
		Preferred Stock Warrants	100%	155,456	140,571

				9,011,375	8,996,490
Sportvision, Inc. 4619 Ravenswood Road Chicago, Illinois 60640	Software	Senior Debt	100%	3,962,847	3,962,847
		Preferred Stock Warrants	100%	39,339	38,377

				4,002,186	4,001,224
Power Medical Interventions, Inc. 2021 Cabot Blvd West Langhorn, PA 19047	Medical Devices and Equipment	Senior Debt	100%	3,962,983	3,962,983
		Common Stock Warrants	100%	39,195	38,216

				4,002,178	4,001,199
Wageworks, Inc. Two Waters Park Drive, Suite 250 San Mateo, CA 94403	Consumer and Business Products	Senior Debt	100%	12,090,034	12,090,034
		Preferred Stock Warrants	100%	251,964	248,073

				12,341,998	12,338,107
Adiana, Inc. 2684 Middlefield Road, Suite A Redwood City, CA 94063	Medical Devices and Equipment	Senior Debt	100%	1,000,000	1,000,000
		Preferred Stock Warrants	100%	—	—

				1,000,000	1,000,000
Labopharm USA, Inc. 53 State Street Boston, MA 02109	Biophamaceuticals	Senior Debt	100%	9,842,404	9,842,404
		Common Stock Warrants	100%	162,099	258,958

				10,004,503	10,101,362
Paratek Pharmaceuticals, Inc. 75 Kneeland Street Boston, MA 02111	Biophamaceuticals	Senior Debt	100%	4,866,421	4,866,421
		Preferred Stock Warrants	100%	137,396	141,083

				5,003,817	5,007,504
Sling Media, Inc. (4) 1840 Gateway Drive, Suite 224 San Mateo, CA 94494	Electronics and Computer Hardware	Senior Debt	100%	—	—
		Preferred Stock Warrants	100%	38,968	38,968

				38,968	38,968

Total Investments as of June 30, 2005				$86,213,570	87,256,962

(1)	Reflects the percentage of the class of debt securities, warrants or preferred stock held by us. In each case, we hold less than 3% of the portfolio company’s common stock on a fully-diluted basis.

(2)	Tax cost at June 30, 2005 equals book cost. Gross unrealized appreciation, gross unrealized depreciation, and net appreciation totaled $1,080,931, $37,539 and $1,043,392, respectively.

(3)	All investments are restricted at June 30, 2005 and were valued at fair value as determined in good faith by the board of directors. No unrestricted securities of the same issuer are outstanding.

(4)	No funds drawn against commitment as of June 30, 2005.

Portfolio Company Descriptions

Adiana, Inc.

Adiana is developing a non-invasive, permanent form of female sterilization.

Affinity Express, Inc.

Affinity Express is a business process outsourcing company that provides digital asset management services and electronic document creation services to client firms.

Concuity, Inc.

Concuity provides an Internet-based technology service solution for healthcare providers to help such providers negotiate, control and collect under contracts with third-party payers.

Gomez, Inc.

Gomez supplies enterprise solutions that help companies achieve and maintain the performance of their mission-critical Internet applications. Gomez provides performance measurement, benchmarking and competitive analysis to companies across all industry segments, including financial services, e-commerce, information technology and travel.

Ikano Communications, Inc.

Ikano Communications partners with Internet Service Providers to help such providers in reducing operating costs, increasing revenues and expanding geographic reach and product offering.

Inxight Software, Inc.

Inxight is a provider of software solutions that enable customers to discover, retrieve, and collect information contained in unstructured data sources in a number of languages.

Labopharm USA, Inc.

Labopharm develops improved formulations of currently marketed drugs using the Company’s advanced, proprietary controlled-release drug delivery technologies. Labopharm develops and commercializes new value-added formulations of existing products that address the market’s preference for drugs that offer simplified dosing regimens, improved efficacy or a reduced side effect profile.

Merrimack Pharmaceuticals, Inc.

Merrimack Pharmaceuticals is a drug discovery and clinical development company that has developed a proprietary drug discovery platform. Its clinical programs are focused on developing drugs in the fields of autoimmune disease and cancer.

Metreo, Inc.

Metreo delivers e-business software that enables suppliers to evaluate customer sales requests and recommend profitable responses. Metreo offers manufacturers and distributors a suite of supplier-driven solutions that they can use to negotiate profitable deals.

Occam Networks, Inc.

Occam Networks, Inc., which is traded on the Nasdaq Over-the-Counter Bulletin Board (NASDAQ: OCCM.OB), designs, develops and markets a suite of broadband loop carriers (BLCs). Occam’s BLC’s are Ethernet and Internet protocol (IP) based and enable telecommunications service providers to offer voice, broadband and IP services from a single access network. Occam supplies its products to local and regional telecommunications carriers, independent telephone companies and international telecommunications carriers that deliver or wish to deliver voice, data, Internet access and video services to the residential, small and medium business and large enterprise markets over existing copper telephone lines.

Omrix Biopharmaceuticals, Inc.

Omrix Biopharmaceuticals is a biotechnology company that develops and markets a unique surgical sealant, as well as a suite of immunology and hemophilia products.

OptiScan Biomedical Corporation

OptiScan Biomedical Corporation is developing a non-invasive blood glucose monitor utilizing proprietary infrared technology.

Paratek Pharmaceuticals, Inc.

Paratek is developing new therapeutics for the infectious disease market to combat the problem of antibiotic resistance.

Power Medical Interventions, Inc.

Power Medical has combined computer-mediated technology with minimally invasive surgical techniques to create next-generation surgical staplers.

RazorGator, Inc.

RazorGator is an Internet-based ticket sales company focusing on sold-out or hard-to-find tickets for sporting events, concerts and theatrical productions. RazorGator also operates an electronic broker trading and clearing platform for the resale of tickets.

Sling Media, Inc.

Sling Media is a provider of consumer electronics for the digital media consumers. The company’s solutions aim to enhance existing products and standards with hardware and software that will improve consumers’ usage experience. The first member of the Sling Media family is the Slingbox(TM), a device that allows consumers to access their living room television experience at any time, from any location.

Sportvision, Inc.

Sportvision is a leading interactive sports marketing and technology company, developing products that enrich fans’ interaction with sports via its unique broadcast and interactive solutions, helping create new value for sports properties, marketers and media companies. Sportvision’s technologies have been utilized in broadcasts of all of the major sports including the NFL, NBA, NASCAR, NHL, PGA Tour, LPGA Tour, Major League Baseball, NCAA football and basketball, WTA, Arena Football League, XTERRA, Ironman Triathlon and other sporting events on-air and online.

Talisma Corporation

Talisma Corporation is a leading provider of multi-channel Customer Resource Management (CRM) software. The software integrates email, chat, real-time collaboration, and telephony applications with a multi-channel interaction management platform. In addition, the software offers comprehensive analytics and a fully integrated system-wide knowledgebase and customer database.

Wageworks, Inc.

WageWorks is the nation’s leading provider of employer-sponsored, tax-advantaged spending solutions including medical and family-care reimbursement and transit passes.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers who serve at the discretion of the board of directors. Our board of directors currently consists of three members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and two who are not interested persons and who we refer to as our independent directors. We anticipate that an additional independent director will be elected to our board of directors by June 2006.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 525 University Avenue, Suite 700, Palo Alto, California 94301.

Name	Age	Positions
Interested Director (1)
Manuel A. Henriquez	41	Chairman of the Board of Directors, President and Chief Executive Officer

Independent Directors
Joseph W. Chow (2)(3)(4)(5)	52	Director
Allyn C. Woodward, Jr. (2)(3)(4)(5)	64	Director

Executive Officers(6)
Manuel A. Henriquez	41	Chairman of the Board of Directors, President and Chief Executive Officer
Glen C. Howard	48	Senior Managing Director
H. Scott Harvey	51	Chief Legal Officer and Chief Compliance Officer
David M. Lund	51	Principal Financial and Accounting Officer

Key Employees
Samir Bhaumik	41	Managing Director
Kathleen Conte	58	Managing Director
Roy Y. Liu	44	Managing Director
Edward M. Messman	35	Managing Director
Parag I. Shah	33	Managing Director
Shane A. Stettenbenz	34	Chief Technology Officer

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an officer of the Company and because he is a beneficial owner of securities of JMP Group LLC, the ultimate parent entity of the lead underwriter in this offering.

(2)	Member of the Audit Committee.

(3)	Member of the Valuation Committee.

(4)	Member of the Compensation Committee.

(5)	Member of the Nominating and Corporate Governance Committee.

(6)	On July 5, 2005, we announced that our Chief Financial Officer, Dennis Wolf, was leaving the Company to pursue other interests. We are currently searching for a new Chief Financial Officer.

Interested Director

Manuel A. Henriquez is a co-founder of the company and has been our Chairman and Chief Executive Officer since December 2003 and our President since April 2005. Prior to co-founding Hercules Technology Growth Capital, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Independent Directors

Joseph W. Chow has served as a director since February 2004. Mr. Chow is Executive Vice President and Chief Risk and Corporate Administration Officer at State Street Corporation, having retired from the company in August 2003 and rejoined it in July 2004. Prior to August 2003, Mr. Chow was Executive Vice President and Head of Credit and Risk Policy at State Street. Before joining State Street in 1990, Mr. Chow worked at Bank of Boston in various international and corporate banking roles and specialized in the financing of emerging-stage high technology companies from 1983 to 1989. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received an M.C.P. from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward has been Vice Chairman of Adams, Harkness Inc. since April, 2001 and previously served as President from 1995-2001. Adams Harkness is an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining Adams Harkness in June 1995, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President, Manager and Co-founder of the Wellesley, MA office and more recently as Senior Executive Vice President and Chief Operating Officer in Santa Clara, CA. Silicon Valley Bank is a commercial bank headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England where he was employed from 1963 to 1990. Mr. Woodward is currently a Director, Chairman of the Compensation Committee and a member of the Audit Committee of LeCroy Corporation (NASDAQ: LCRY). Mr. Woodward is also a Director, Chairman of the Compensation Committee, Chairman of the Valuation Committee and a member of the Audit Committee of Hercules Technology Growth Capital, Inc. (NASDAQ: HTGC). Mr. Woodward is also a Director of Square 1 Bank and Square 1 Financial. He is a former Director of Viewlogic Systems, Inc. (NASDAQ: VIEW) and Cayenne Software, Inc (NASDAQ: CAYN). Mr. Woodward serves on the Board of Directors of two private companies and is on the Board of Advisors of several venture capital firms. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250-bed community hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers, the Investment Committee and the Finance Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He graduated from the Stonier Graduate School of Banking at Rutgers University.

Executive Officers who are not Directors

Glen C. Howard is a co-founder of the company, served as our President from December 2003 until April 2005 and is currently our Senior Managing Director. Mr. Howard has over 18 years of experience with structured finance and financing public and private technology-related companies. Prior to co-founding Hercules Technology Growth Capital, Mr. Howard served as a Principal with Pearl Street Group, a specialty finance company, from May 2001 to October 2003. From September 1999 to May 2001, Mr. Howard was a Managing Director of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company. Prior to that, Mr. Howard was a Senior Associate of Comdisco Ventures from February 1997 to September 1999. Mr. Howard was a senior member of the investment team at Comdisco Ventures that originated over $2.5 billion of equipment lease, debt and equity transactions from 1997 to 2001. Prior to joining Comdisco Ventures, Mr. Howard was Vice President of Comdisco, Inc. where he was actively involved in the management and marketing of structured finance products to private and public technology-related companies. Mr. Howard received a B.S. in Systems Industrial Engineering from the University of Arizona and an M.B.A. from Saint Mary’s College.

H. Scott Harvey is a co-founder of the company and has been our Chief Legal Officer since December 2003. Mr. Harvey has over 20 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to joining Hercules Technology Growth Capital, Mr. Harvey was in a diversified private practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

David M. Lund joined Hercules Technology in July 2005 as Vice President of Finance and Corporate Controller, and is our Principal Financial and Accounting Officer. He has over 20 years of experience in finance and accounting serving companies in the technology sector. Prior to joining Hercules, Mr. Lund served in senior financial positions for publicly traded companies: InterTrust Technologies, Centillium Communications and Rainmaker Systems, and in private companies: Urban Media, Scion Photonics and APT Technology. Mr. Lund also served in public accounting with Ernst & Young LLP and Grant Thornton LLP. He received a B.S. degree in Business Administration with an emphasis in Accounting from San Jose State University and a B.S. degree in Business Administration with an emphasis in Marketing from California State University, Chico. Mr. Lund is a Certified Public Accountant in the State of California.

Key Employees

Samir Bhaumik joined the company in November 2004 as a Managing Director. Mr. Bhaumik previously served as Vice President-Western Region of the New York Stock Exchange from March 2003 to October 2004. Prior to working for the New York Stock Exchange, Mr. Bhaumik was Senior Vice President of Comerica Bank, previously Imperial Bank, from April 1993 to February 2003. Mr. Bhaumik received a B.A. from San Jose State University and an M.B.A from Santa Clara University. He serves on the advisory boards of Santa Clara University Leavey School of Business, Junior Achievement of Silicon Valley and the American Electronics Association- Bay Area council.

Kathleen Conte joined the company as a Managing Director of Life Sciences in November 2004. From December 2003 to November 2004, she worked as an independent consultant. From 1993 to December 2003, she served as Senior Vice President at Comerica Bank running its West Coast Life Sciences Group. Ms. Conte was at Prudential Capital Corporation from 1987 to 1993 originating structured private placements. Prior to that she spent 13 years at Wells Fargo Bank in various lending positions. Ms. Conte holds a B.A. degree and an M.B.A. from the University of Delaware.

Roy Y. Liu joined the company as a Managing Director in April 2004. Mr. Liu has over 20 years experience in operations and finance of technology companies. Formerly, Mr. Liu was a Vice President at GrandBanks Capital, an early-stage, information technology-focused venture capital firm. From 2000 to 2002, Mr. Liu was a founding principal of VantagePoint Structured Investments, a debt fund affiliated with VantagePoint Venture Partners. Prior to joining VantagePoint, Mr. Liu was VP Finance and Chief Financial Officer for toysmart.com, Inc. Prior to joining toysmart.com, he was a First Vice President and co-founded Imperial Bank’s Emerging Growth Industries Boston office in 1997, where he focused specifically on debt financing for venture-backed companies. Prior to co-founding Imperial Bank’s Emerging Growth Industries Boston office, Mr. Liu was the Chief Financial Officer of Microwave Bypass Systems, Inc. Prior to joining Microwave Bypass, Mr. Liu was Vice President and head of the High Tech Lending group for State Street Bank & Trust Co. Mr. Liu started his finance career in the Acquisition Finance Division of the Bank of Boston. Prior to his career in finance, Mr. Liu worked four years at IBM in research and product development. He holds a B.S. degree in Electrical Engineering and an M.B.A. from the University of Michigan.

Edward M. Messman joined the company in July 2005 as a Managing Director. From June 2004 to July 2005, Mr. Messman served as the Southwest Regional Market Manager of the Structured Finance Group of Silicon Valley Bank. Prior to Silicon Valley Bank, Mr. Messman worked as an independent consultant from December 2003 to June 2004. From October 1998 to December 2003, Mr. Messman was Vice President of Comerica Bank, previously Imperial Bank, where he formed and managed the Technology and Life Sciences group in Denver, Colorado covering the Rocky Mountain region. Mr. Messman received a B.S. degree in International Business from Grand Canyon University and an M.B.A from the University of Colorado.

Parag I. Shah joined the company in November 2004 as Managing Director of Life Sciences. From April 2000 to April 2004, Mr. Shah served as a Senior Vice President in Imperial Bank’s Life Sciences Group, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelors degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Shane A. Stettenbenz joined the company in February 2004 as Vice President— Information Systems and has served as Chief Technology Officer since December 2004. Mr. Stettenbenz previously served as an IT Director for VantagePoint Venture Partners from May 2001 to June 2003. Prior to that, Mr. Stettenbenz was an IT Manager for Comdisco Ventures, a division of Comdisco, Inc. from May 1997 to May 2001. Mr. Stettenbenz attended San Jose State University from 1991 to 1995 while majoring in Management Information Systems.

Board of Directors

The number of directors is currently fixed at three directors. We expect that at least one additional independent director will be elected to our board of directors by June 2006.

Our board of directors is divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2005, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2006, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2007. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Mr. Chow’s current term expires in 2005, Mr. Woodward’s term expires in 2006 and Mr. Henriquez’s term expires in 2007. Mr. Chow has been nominated for a new term that expires in 2008. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

In connection with its purchase of our preferred stock in February 2004, we granted JMP Asset Management LLC the right to designate one observer to attend meetings of our board of directors, other than executive sessions, committee meetings or subcommittee meetings consisting solely of independent directors until February 2007. After the expiration of this initial period, the independent directors on our board will consider, on an annual basis, the extension of such observation rights for an additional one year period. Upon certain events resulting in a change of control of JMP Asset Management LLC, its observation rights will immediately terminate.

Compensation of Directors

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $40,000 and an additional $1,500 per each meeting of the board attended. Employee directors and non-independent directors will not receive compensation for serving on the board. Independent directors who serve on board committees will receive cash compensation in addition to the compensation they receive for service on our board of directors. The chairperson of each committee of our board of directors receives an additional $15,000 per year and all committee members receive an additional $1,500 for each committee meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of the board of directors.

In June 2004, prior to our election to be regulated as a business development company, we granted options under our 2004 Equity Incentive Plan to purchase 30,000 shares of our common stock at $15.00 per share to each of Messrs. Chow and Woodward. Under current SEC rules and regulations applying to business development companies, a business development company may not grant options to non-employee directors absent an exemptive order from the SEC. Pursuant to the terms of the 2004 Equity Incentive Plan, the option awards granted under the plan to our non-employee directors were cancelled effective February 22, 2005.

On June 21, 2005, we applied for exemptive relief from the SEC to permit us to grant options to purchase our common stock to our non-employee directors as a portion of their compensation for service on our board of directors. If the SEC grants us such exemptive relief, we expect that the annual fee paid to each of our independent directors will be reduced to $20,000 per year and the compensation paid to the chairperson of each committee will be reduced to $10,000 per year.

Committees of the Board of Directors

Audit Committee. Our board of directors has established an audit committee. The audit committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and, following the addition of our third independent director by June 2005, such director will become a member of the audit committee. Mr. Chow serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the audit committee held one meeting.

Valuation Committee. Our board of directors has established a valuation committee. The valuation committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and, following the addition of our third independent director by June 2005, such director will become a member of the valuation committee. Mr. Woodward serves as chairman of the valuation committee. The valuation committee is responsible for reviewing and recommending to the full board the fair value of debt and equity securities that are not publicly traded. The valuation committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The valuation committee held no meetings during the last fiscal year.

Compensation Committee. Our board of directors has established a compensation committee. The compensation committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and, following the addition of our third independent director by June 2005, such director will become a member of the compensation committee. Mr. Woodward serves as chairman of the compensation committee. The compensation committee determines compensation for our executive officers, in addition to administering our 2004 Equity Incentive Plan, which is described below. During the last fiscal year, the compensation committee held eight meetings.

Nominating and Corporate Governance Committee. Our board of directors has established a nominating and corporate governance committee. The nominating and corporate governance committee is comprised of Messrs. Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the Nasdaq National Market listing standards and, following the addition of our third independent director by June 2005, such director will become a member of the nominating and corporate governance committee. Mr. Chow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will nominate to the board of directors for consideration candidates for election as directors to the board of directors.

Until investment funds controlled by Farallon Capital Management, L.L.C. beneficially own less than 10% of our outstanding common stock, Farallon Capital Management, L.L.C. has the right to recommend one person to our nominating and corporate governance committee for consideration as a nominee to our board of directors, provided that such person qualifies as an independent director under the 1940 Act.

Until investment funds controlled by JMP Asset Management LLC beneficially own less than 10% of our outstanding common stock, JMP Asset Management LLC has the right to recommend two people to our nominating and corporate governance committee for consideration as a nominee to our board of directors, provided that such persons qualify as independent directors under the 1940 Act.

Compensation of Executive Officers

Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain of our executive officers and directors. The following table sets forth information regarding the compensation earned by our directors and our three highest paid executive officers (collectively, they are referred to as “Compensated Persons”) in all capacities during the fiscal year ending December 31, 2004. No compensation is paid to directors, in their capacity as such, who are “interested persons.”

Summary Compensation Table

Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses (1)	Number of Securities Underlying Options/ SARS		Directors’ Fees Paid by the Company (2)
Independent Directors:
Joseph W. Chow	$32,000	—	30,000	(3)	$32,000
Allyn C. Woodward, Jr.	33,500	—	30,000	(3)	33,500

Executive Officers:
Manuel A. Henriquez	191,667	—	850,000	(4)	—
Glen C. Howard	160,625	—	362,817	(5)	—
H. Scott Harvey	131,773	—	25,641	(6)	—

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Consists only of directors’ fees we paid in 2004. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

(3)	Pursuant to the terms of the 2004 Equity Incentive Plan, awards granted to our non-employee directors in 2004 were cancelled effective February 22, 2005. See “Management—Compensation of Directors.”

(4)	Represents (i) options to purchase 125,000 shares of our common stock at an exercise price per share equal to $15.00, (ii) 1-year warrants to purchase 62,500 shares of our common stock and 5-year warrants to purchase 62,500 shares of our common stock at an exercise price per share initially equal to $15.00 and reduced to $10.57 pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants, and (iii) options to purchase 300,000 shares of our common stock at an exercise price per share equal to $15.00, 1-year warrants to purchase 150,000 shares of our common stock at an exercise price per share equal to $15.00 and 5-year warrants to purchase 150,000 shares of our common stock at an exercise price per share equal to $15.00 that expired on December 31, 2004, in each case as issued under our 2004 Equity Incentive Plan.

(5)	Represents (i) options to purchase 48,077 shares of our common stock at an exercise price per share equal to $15.00, (ii) 1-year warrants to purchase 24,038 shares of our common stock and 5-year warrants to purchase 24,038 shares of our common stock at an exercise price per share initially equal to $15.00 and reduced to $10.57 pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants, and (iii) options to purchase 133,332 shares of our common stock at an exercise price per share equal to $15.00, 1-year warrants to purchase 66,666 shares of our common stock at an exercise price per share equal to $15.00 and 5-year warrants to purchase 66,666 shares of our common stock at an exercise price per share equal to $15.00 that expired on December 31, 2004, in each case as issued under our 2004 Equity Incentive Plan.

(6)	Represents (i) options to purchase 12,821 shares of our common stock at an exercise price per share equal to $15.00 and (ii) 1-year warrants to purchase 6,410 shares of our common stock and 5-year warrants to purchase 6,410 shares of our common stock at an exercise price per share initially equal to $15.00 and reduced to $10.57 pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants, in each case as issued under our 2004 Equity Incentive Plan.

Compensation of Portfolio Management Employees

The compensation of our investment committee, consisting of our Chief Executive Officer, our Senior Managing Director, our Chief Legal Officer and our Chief Financial Officer, is set by the compensation committee of our board of directors. The investment committee is compensated in the form of annual salaries, annual cash bonuses based on performance measured against specific goals and long-term compensation in the form of stock option grants. The compensation program is designed so that a substantial portion of each member of the investment committee’s compensation is dependent upon the performance of our portfolio of investments and our profitability.

Salaries and Annual Bonus

The compensation committee of our board of directors meets with the Chief Executive Officer to receive his recommendations regarding the salary and annual bonus for each member of the investment committee other than the Chief Executive Officer. The committee also considers the recent performance of our portfolio of investments and our profitability in light of general economic and competitive conditions. Based on this information and any other considerations it deems relevant, the compensation committee sets salaries and annual bonus guidelines in its sole discretion.

Long Term Compensation

Long-term performance-based compensation generally includes stock option grants under our 2004 Equity Incentive Plan. Stock option grants to each investment committee member are based on criteria established by the compensation committee, including responsibility level, salary level, committee member performance, overall investment portfolio performance and overall profitability.

Option Grants in Last Fiscal Year

The following table sets forth information concerning options and warrants to purchase shares of our common stock granted to our Compensated Persons.

Option Grants During 2004

Name	Number of Securities Underlying Option		Expiration Date	Percent of Total Options Granted to Employees in Fiscal Year	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(6)
					5%	10%
Manuel A. Henriquez	62,500	(1)	6/17/2005	4.83%	$33,031	$66,062

	62,500	(2)	6/17/2009	4.83%	182,519	403,318

	600,000	(4)	12/31/2004	46.38%	222,256	439,280

	125,000		6/23/2011	9.66%	763,313	1,778,845

Glen C. Howard	24,038	(1)	6/17/2005	1.86%	12,704	25,410

	24,038	(3)	6/17/2009	1.86%	70,198	155,119

	266,664	(4)	12/31/2004	20.62%	98,779	195,233

	48,077		6/23/2011	3.72%	293,583	684,172

H. Scott Harvey	6,410	(1)	6/17/2005	0.50%	3,387	6,775

	6,410	(5)	6/17/2009	0.50%	18,719	41,364

	12,821		6/23/2011	0.99%	78,292	182,453

Joseph W. Chow	30,000	(7)	6/23/2011	2.32%	183,195	426,923

Allyn C. Woodward, Jr.	30,000	(7)	6/23/2011	2.32%	183,195	426,923

(1)	Represents shares issuable upon the exercise of 1-year common stock warrants. The exercise price of such 1-year warrants was reduced from $15.00 per share to $10.57 per share pursuant to the terms of the warrant agreement or warrant certificate, as applicable, governing such warrants in connection with our election to be regulated as a business development company under the 1940 Act. The expiration date for all such 1-year warrants was accelerated to the date prior to our filing with the SEC of an election to be regulated as a business development company under the 1940 Act and all such 1-year warrants not exercised prior to such date were canceled.

(2)	Represents shares issuable upon the exercise of 5-year common stock warrants. In connection with our election to be regulated as a business development company under the 1940 Act, 5-year warrants to purchase 66,592 shares of our common stock were cancelled and, in connection with such cancellation, 33,296 shares of our common stock were issued to Mr. Henriquez.

(3)	Represents shares issuable upon the exercise of 5-year common stock warrants. In connection with our election to be regulated as a business development company under the 1940 Act, 5-year warrants to purchase 30,572 shares of our common stock were cancelled and, in connection with such cancellation, 15,286 shares of our common stock were issued to Mr. Howard.

(4)	Reflects a special option grant to Messrs. Henriquez and Howard, which expired on December 31, 2004, to allow them to make an additional investment subsequent to, and on the same terms as, our June 2004 offering.

(5)	Represents shares issuable upon the exercise of 5-year common stock warrants. In connection with our election to be regulated as a business development company under the 1940 Act, 5-year warrants to purchase 3,798 shares of our common stock were cancelled and, in connection with such cancellation, 1,899 shares of our common stock were issued to Mr. Harvey.

(6)	The amounts shown on this table represent hypothetical gains that could be achieved for the respective options or warrants if exercised at the end of the term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options or warrants were granted to their expiration date. The gains shown are net of the applicable exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on exercises will depend on the future performance of our common stock, the holder’s continued employment through the option or warrant period and the date on which the options or warrants are exercised. If our common stock does not increase in value after the grant date of the options and warrants, the options and warrants are valueless.

(7)	Pursuant to the terms of the 2004 Equity Incentive Plan, awards granted to our non-employee directors in 2004 were cancelled effective February 22, 2005. See “Management—Compensation of Directors.”

Employment Agreement

We expect to enter into an employment agreement with Mr. Henriquez, our Chief Executive Officer, following this offering. We expect that Mr. Henriquez’s employment agreement will provide for a three-year term. However, one year before the expiration of the agreement, we expect that its term will be automatically renewed for an additional year, unless either party has given three months advance written notice that the automatic extensions are to cease. We expect that the employment agreement will contain provisions regarding base salary, bonus compensation, equity incentive awards and provisions governing death, disability, termination for cause, resignation for good reason and non-competition covenants.

2004 Equity Incentive Plan

Our board of directors and our stockholders have approved the 2005 Amendment and Restatement of the Hercules Technology Growth Capital, Inc. 2004 Equity Incentive Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan, our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees and directors.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 8,000,000 shares of common stock. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock, as determined by our compensation committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than seven years from the date of grant. Unless sooner terminated by our board of directors, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Equity Incentive Plan after that date. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

In connection with certain awards made under the 2004 Equity Incentive Plan prior to this offering, we issued warrants to purchase one share of common stock with up to a 1-year term, which we refer to as the “1-year warrants”, and warrants to purchase one share of common stock with a 5-year term, which we refer to as the “5-year warrants”. The 1-year warrants and 5-year warrants issued to executive officers and other key employees under our 2004 Equity Incentive Plan are generally subject to the same terms and conditions as the warrants included in the units offered by us in our June 2004 private placement, except that the warrants issued in connection with option grants under the 2004 Equity Incentive Plan will be transferable only by will or intestacy. See “Description of Capital Stock—5-Year Warrants.”

In connection with our election to be regulated as a business development company, the exercise price for all of our outstanding 1-year warrants and 5-year warrants, including those granted under the 2004 Equity Incentive Plan, was reduced to $10.57 per share, the net asset value per share of our common stock on the date of determination, as adjusted in accordance with the terms of such warrants. All 1-year warrants, including those outstanding under the 2004 Equity Incentive Plan, that were not exercised in connection with our election to be regulated as a business development company were canceled. In addition, 5-year warrants, including those granted under the 2004 Equity Incentive Plan, to purchase an aggregate of 597,196 shares of our common stock were canceled pro rata among holders of 5-year warrants and 298,598 shares of our common stock were simultaneously issued to such holders at a rate of one share of common stock for two 5-year warrants so cancelled, in each case in accordance with the terms of such warrants. Following our election to be regulated as a business development company, 5-year warrants to purchase an aggregate of 673,223 shares of our common stock remained outstanding at an exercise price per share equal to $10.57. We do not anticipate issuing any additional warrants under the 2004 Equity Incentive Plan.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Our compensation committee administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. Our compensation committee will have the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such optionholder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Awards under the 2004 Equity Incentive Plan will be granted to our executive officers and other employees as determined by our compensation committee at the time of each issuance. In connection with our initial public offering, our compensation committee approved the grant of:

•	options to purchase an aggregate of 266,000 shares common stock to our officers and employees other than Messrs. Henriquez, Howard, Harvey and;

•	an option to Mr. Henriquez to purchase 605,000 shares of common stock;

•	an option to Mr. Howard to purchase 32,000 shares of common stock;

•	an option to Mr. Harvey to purchase 141,000 shares of common stock; and

•	an option to Mr. Wolf to purchase 146,000 shares of common stock, which was terminated when Mr. Wolf resigned as Chief Financial Officer.

The exercise price per share for all such options is $13.00 per share, the public offering price of our common stock in our initial public offering. Including the foregoing grants, the outstanding options granted to our executive officers and other employees represent approximately 10.6% of our fully-diluted equity capitalization. We expect that, subject to compliance with applicable regulations governing business development companies, we will grant additional awards to our officers and employees. The options and warrants granted to our executive officers and employees in connection with our initial public offering (including those granted following the closing of our initial public offering described in the preceding sentence) will generally vest over a three-year period, one-third after one year and monthly thereafter. We expect that any options granted to our non-employee directors will generally vest over two years, in equal installments on each of the first two anniversaries of the date of grant, subject to our receipt of exemptive relief from the SEC.

Option Grants to Non-Employee Directors

Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options to non-employee directors. On June 21, 2005, we applied for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our board of directors. We cannot provide any assurance that we will receive any exemptive relief from the SEC.

Dividend Equivalent Rights or Other Similar Rights

Under current SEC rules and regulations applicable to business development companies, a business development company may not grant dividend equivalent rights. Dividend equivalent rights allow an optionholder to receive the economic value of dividends on the stock underlying the options prior to exercise of the option. We may apply for exemptive relief from the SEC to permit us to grant dividend equivalent rights or other similar rights to our optionholders. However, we are not aware of the SEC granting exemptive relief to a business development company relating to dividend equivalent rights or other similar rights, and we cannot provide any assurance that we will receive any such exemptive relief from the SEC if such exemptive relief is required. If the SEC does not grant us exemptive relief, we will evaluate alternative incentive plan arrangements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2003, we entered into an engagement letter with JMP Securities LLC, the lead underwriter in our initial public offering. The engagement letter expired on June 16, 2004. Pursuant to the engagement letter, we offered to JMP Securities LLC the opportunity to act as the initial purchaser and placement agent in connection with our June 2004 private offering. As compensation for the services rendered, we agreed to pay to JMP Securities LLC an aggregate amount equal to 7% of the gross proceeds of the private offering, subject to limited exceptions in connection with sales of our securities to persons affiliated with us. In addition, we agreed to reimburse JMP Securities LLC, upon its request, for up to $150,000 of its reasonable out-of-pocket expenses. In accordance with the foregoing, we paid $1,343,619 in placement fees to JMP Securities LLC in connection with our June 2004 private placement. We have agreed to indemnify JMP Securities LLC, its affiliates and other related parties against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that such persons may be required to make for these liabilities.

In February 2004, we issued and sold 400 shares of our Series A-1 preferred stock to JMP Group LLC, the ultimate parent entity of JMP Securities LLC, for an aggregate purchase price of $2.5 million and, in connection with such sale, we paid a $175,000 placement fee to JMP Securities LLC. In addition, we issued and sold 100 shares of our Series A-2 preferred stock to an entity related to Mr. Henriquez for an aggregate purchase price of $125,000, and we issued and sold 100 shares of our Series A-2 preferred stock to Mr. Howard for an aggregate purchase price of $125,000. Our Series A-1 preferred stock held a liquidation preference over our Series A-2 preferred stock and also carried separate, preferential voting rights. In June 2004, each share of Series A-1 preferred stock and Series A-2 preferred stock was exchanged for 208.3333 units with the same terms as the units sold in our June 2004 private offering.

In connection with the issuance of our Series A-1 preferred stock and Series A-2 preferred stock, we entered into a registration rights agreement with the holders of our Series A-1 preferred stock and Series A-2 preferred stock. In June 2004, in connection with the conversion of the Series A preferred stock, the registration rights agreement entered into in connection with the issuance of our preferred stock was terminated and the shares of our common stock issued upon conversion were included in the registration rights agreement entered into in connection with our June 2004 private offering. See “Description of Capital Stock—Registration Rights.”

We have entered into a letter agreement with Farallon Capital Management, L.L.C. that provides that until such time as investment funds controlled by Farallon Capital Management, L.L.C. beneficially own less than 10% of our outstanding common stock, Farallon Capital Management, L.L.C. will have the right to recommend one person to our nominating committee for consideration as a nominee to our board of directors, provided that such person would not be considered an “interested person” of the Company under the 1940 Act. The letter agreement also provides that if, after a shelf registration statement filed in accordance with the requirements of the registration rights agreement entered into in connection with our June 2004 private offering is declared effective, investment funds controlled by Farallon Capital Management, L.L.C. acquire registrable securities (or warrants that are then eligible for registration under such shelf registration statement) with an aggregate market value in excess of $1 million, then we will, subject to certain provisions of the registration rights agreement, prepare and file a supplement or post-effective amendment to such shelf registration statement following receipt of a written request therefor from Farallon Capital Management, L.L.C. Such right will terminate when those registrable securities are eligible for resale by Farallon Capital Management, L.L.C. without volume limitation under Rule 144(k) under the Securities Act. Under the terms of the letter agreement, we have also agreed that prior to the date that is two years after certain investment funds controlled by Farallon Capital Management, L.L.C. cease to own at least 10% of our outstanding common stock and without the written consent of Farallon Capital Management, L.L.C., we will not (i) take any action to alter or repeal the resolution adopted by our board exempting from the Business Combination Act any business combination between us and certain investment funds managed by Farallon Capital Management, L.L.C. in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds or (ii) amend the applicable provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to an acquisition of the Company’s common stock by investment funds controlled by Farallon Capital Management, L.L.C.

We have also entered into a letter agreement with JMP Asset Management LLC that provides that until such time as investment funds controlled by JMP Asset Management LLC beneficially own less than 10% of our outstanding common stock, JMP Asset Management LLC will have the right to recommend two people to our nominating committee for consideration as nominees to our board of directors, provided that such persons would not be considered “interested persons” of the Company under the 1940 Act. The letter agreement also provides that if, after a shelf registration statement filed in accordance with the requirements of the registration rights agreement entered into in connection with our June 2004 private offering is declared effective, investment funds controlled by JMP Asset Management LLC acquire registrable securities (or warrants that are then eligible for registration under such shelf registration statement) with an aggregate market value in excess of $1 million, then we will, subject to certain provisions of the registration rights agreement, prepare and file a supplement or post-effective amendment to such shelf registration statement following receipt of a written request therefor from JMP Asset Management LLC. Such right will terminate when those registrable securities are eligible for resale by JMP Asset Management LLC without volume limitation under Rule 144(k) under the Securities Act. Under the terms of the letter agreement, we have also agreed that prior to the date that is two years after certain investment funds controlled by JMP Asset Management LLC cease to own at least 10% of our outstanding common stock and without the written consent of JMP Asset Management LLC that we will not (i) take any action to alter or repeal the resolution adopted by our board exempting from the Business Combination Act any business combination between us and certain investment funds managed by JMP Asset Management LLC in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds or (ii) amend the applicable provision of our bylaws in a manner that would make the Control Share Acquisition Act applicable to an acquisition of the Company’s common stock by investment funds controlled by JMP Asset Management LLC.

In connection with our June 2004 private offering, we agreed to obtain the approval of each of JMP Asset Management LLC and Farallon Capital Management, L.L.C. for each investment made by us. Though this arrangement was terminated in connection with our election to be regulated as a business development company, under the terms of the letter agreements described above, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company on terms similar to those afforded to our directors and officers under our charter and bylaws.

In accordance with a letter agreement dated June 22, 2004 between us and JMP Group LLC, in January 2005 we issued and sold 72,000 units to funds managed by JMP Asset Management LLC at a price equal to $30.00 per unit, less a $2.10 initial purchaser’s discount per unit.

On April 12, 2005, we entered into our bridge loan credit facility with Alcmene Funding, LLC, a special purpose entity affiliated with Farallon Capital Management, L.L.C., one of our significant stockholders. See “Obligations and Indebtedness—Bridge Financing.” In connection with the closing of the bridge loan credit facility, we paid a $500,000 upfront fee and will be obligated to pay additional fees under the terms of the facility. On August 1, 2005, we amended our bridge loan credit facility. The amendment agreement extended the term of the loan to April 12, 2006, eliminated the loan extension fee, revised the interest rate effective August 1, 2005 to LIBOR plus 5.6% through December 31, 2005 and thereafter to 13.5% per annum, and amended certain collateral rights and financial covenants.

In August 2000, Mr. Henriquez acquired an interest in JMP Group LLC, the ultimate parent entity of the lead underwriter in our initial public offering. Mr. Henriquez’s interest represents approximately 0.1% of the fully-diluted equity of JMP Group LLC.

On June 8, 2005, we entered into an Underwriting Agreement with JMP Securities LLC pursuant to which JMP Securities LLC purchased 4,200,000 shares of our common stock and served as the lead underwriter in our initial public offering.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person will be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of June 15, 2005, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of June 15, 2005 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 9,801,965 shares of common stock outstanding after the completion of our initial public offering.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Hercules Technology Growth Capital, Inc., 525 University Avenue, Suite 700, Palo Alto, California 94301.

	Shares of Common Stock Beneficially Owned
Name and Address	Number Of Shares	Percentage of Class After Offering
Principal Stockholders:

JMP Group LLC (1) 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	1,085,564	10.9%

Farallon Capital Management, L.L.C. (2) One Maritime Plaza, Suite 1325 San Francisco, CA 94111	941,240	9.5%

Cornell Place, LLC (3) 225 Broadway, 15th Floor New York, NY 10007	627,496	6.3%

Jolson 1996 Trust (4)	376,497	3.8%

Gruber & McBaine Capital Management, LLC (5) 50 Osgood Place San Francisco, CA 94133	313,752	3.2%

Willow Creek Capital Partners, LP (6) 300 Drake’s Landing, Suite 230 Greenbrae, CA 94904	230,412	2.3%

	Shares of Common Stock Beneficially Owned
Name and Address	Number Of Shares (1)	Percentage of Class After Offering
Directors and Executive Officers
Manuel A. Henriquez (7)	533,372	5.3%
Glen C. Howard (8)	244,867	2.5%
H. Scott Harvey (9)	23,933	*
David M. Lund	—	—
Allyn C. Woodward, Jr.	—	—
Joseph W. Chow (10)	5,647	*
All directors and executive officers as a group (6 persons) (11)	807,819	8.0%

*	Less than 1%.

(1)	Includes 152,797 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. JMP Group LLC may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds for which its wholly-owned subsidiary, JMP Asset Management LLC, acts as either general partner or investment adviser. JMP Group LLC and JMP Asset Management LLC each disclaim beneficial ownership of all shares held of record by the funds to the extent attributable to partnership or equity interests therein held by persons other than JMP Group LLC, JMP Asset Management LLC, or their affiliates. Joseph A. Jolson serves as Chief Executive Officer of JMP Group LLC.

(2)	Includes 132,480 shares of common stock that can acquired upon the exercise of outstanding 5-year warrants. Farallon Capital Management, L.L.C. may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds affiliated with Farallon Capital Management, L.L.C.

(3)	Includes 88,323 shares of common stock that can acquired upon the exercise of outstanding 5-year warrants. D.B. Zwirn Special Opportunities Fund, L.P. manages Cornell Place, LLC. D.B. Zwirn & Co., L.P. is the manager of D.B. Zwirn Special Opportunities Fund, L.P. Daniel B. Zwirn controls Zwirn Holdings, LLC, which in turn is the managing member of and thereby controls DBZ GP, LLC, which in turn is the general partner of and thereby controls D.B. Zwirn & Co., L.P.

(4)	Includes 323,503 shares of our common stock and 52,994 shares of our common stock that can be acquired upon the exercise of outstanding 5-year warrants held by the Jolson 1996 Trust. Joseph A. Jolson serves as the trustee of the Jolson 1996 Trust and, as a result, may be deemed to beneficially own such shares of common stock, including such 5-year warrants to purchase shares of common stock. This does not include 54,996 shares of our common stock and 9,008 shares of our common stock that can be acquired upon the exercise of outstanding 5-year warrants held by The Jolson Family Foundation. Mr. Jolson may be deemed to beneficially own the shares of common stock, including the 5-year warrants to purchase shares of common stock held of record by The Jolson Family Foundation, for which he serves as the President. Mr. Jolson disclaims beneficial ownership of all such shares held by The Jolson Family Foundation.

(5)	Includes 44,159 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants. Gruber & McBaine Capital Management, LLC may be deemed to beneficially own shares of our common stock, including shares of common stock issuable upon the exercise of outstanding 5-year warrants, held of record by certain investment funds for which Gruber & McBaine Capital Management, LLC acts as general partner and certain affiliates of Gruber & McBaine Capital Management, LLC.

(6)	Includes 74,501 shares of our common stock and 17,663 shares of our common stock that can be acquired upon the exercise of outstanding 5-year warrants held by Willow Creek Capital Partners, LP, and includes 111,752 shares of common stock and 26,496 shares of common stock that can acquired upon the exercise of outstanding 5-year warrants held by Willow Creek Offshore Fund.

(7)	Includes 75,075 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 125,000 shares of common stock that can be acquired upon the exercise of outstanding options. Includes shares of our common stock and 5-year warrants held by certain trusts controlled by Mr. Henriquez.

(8)	Includes 34,466 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 48,077 shares of common stock that can be acquired upon the exercise of outstanding options. Includes shares of our common stock and 5-year warrants held by The Howard Family Trust.

(9)	Includes 4,279 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 12,821 shares of common stock that can be acquired upon the exercise of outstanding options.

(10)	Includes 794 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants.

(11)	Includes 114,614 shares of common stock that can be acquired upon the exercise of outstanding 5-year warrants and 185,898 shares of common stock that can be acquired upon the exercise of outstanding options.

The following table sets forth the dollar range of our securities owned by our directors and employees primarily responsible for the day-to-day management of our investment portfolio.

Name	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Director in Family of Investment Companies
Independent Directors
Joseph W. Chow	$10,001-$50,000	$10,001-$50,000
Allyn C. Woodward, Jr.	—	—

Interested Director/Portfolio Management Employee
Manuel A. Henriquez	over $1,000,000	over $1,000,000

Portfolio Management Employees
Glen C. Howard	over $1,000,000	over $1,000,000
H. Scott Harvey	$50,001-$100,000	$50,001-$100,000

SELLING SHAREHOLDERS

Below is information with respect to the number of shares of common stock, warrants, and shares of common stock issuable upon exercise of the warrants owned by each of the shareholders. The common stock and warrants are being registered to permit public secondary trading of the shares of common stock, warrants, and warrant shares. Selling holders, which term includes their transferees, pledgees or donees or their successors, may offer the shares of common stock, warrants, and common stock issuable upon exercise of the warrants for resale from time to time. See “Plan of Distribution.”

The following table sets forth the name of each selling holder, any material relationship of such holder with us, and the following information as of June 15, 2005: the amount of common stock owned by each selling holder; the number of warrants owned by each selling holder; the amount of common stock and number of warrants which may be offered for the account of such selling holder under this prospectus; and the percentage of the class to be owned by such securityholder after completion of the offering.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law and, unless otherwise indicated, maintains an address of c/o Hercules Technology Growth Capital, Inc., 525 University Avenue, Suite 700, Palo Alto, California 94301.

	Ownership of Shares of Common Stock and Warrants Prior to the Offering		Number of Warrants Offered	Number of Shares Offered and Issuable Upon Exercise of the Warrants	Ownership of Shares of Outstanding Common Stock After Offering(2)
Name	Common Shares(1)	Warrants			Shares		Percentage
Broadlawn Partners, LP 40 Cuter Mill Road Greatneck, NY 11021	26,958	4,415	4,415	31,373	31,373		0.3%

Cornell Place, LLC 225 Broadway 15th Floor New York, NY 10007	539,173	88,323	88,323	627,496	627,496		6.3%

DynaCap Global Performance Rue du Clos 9-11 1211 Geneva Switzerland	107,834	17,663	17,663	125,497	125,497		1.3%

Farallon Capital Institutional Partners One Maritime Plaza, Suite 1325 San Francisco, CA 94111	331,591	54,318	54,318	385,909	385,909		3.9%

Farallon Capital Institutional Partners II One Maritime Plaza, Suite 1325 San Francisco, CA 94111	48,526	7,948	7,948	56,474	56,474		0.6%

Farallon Capital Institutional Partners III One Maritime Plaza, Suite 1325 San Francisco, CA 94111	48,526	7,948	7,948	56,474	56,474		0.6%

Farallon Capital Partners One Maritime Plaza, Suite 1325 San Francisco, CA 94111	363,941	59,618	59,618	423,559	423,559		4.3%

Firefly Partners LP 50 Osgood Place San Francisco, CA 94133	37,744	6,181	6,181	43,925	43,925		0.4%

Glen C. Howard(3)	162,324	34,466	34,466	196,790	244,867	(4)	2.5%

	Ownership of Shares of Common Stock and Warrants Prior to the Offering		Number of Warrants Offered	Number of Shares Offered and Issuable Upon Exercise of the Warrants	Ownership of Shares of Outstanding Common Stock After Offering(2)
Name	Common Shares(1)	Warrants			Shares		Percentage
Gruber McBain International 50 Osgood Place San Francisco, CA 94133	40,438	6,624	6,624	47,062	47,062		0.5%

Harvest Opportunity Partners II Qualified, L.P. 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	131,989	21,621	21,621	153,610	153,610		1.3%

Harvest Opportunity Partners II, L.P. 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	289,536	47,429	47,429	336,965	336,965		3.4%

Harvest Opportunity Partners Offshore Fund, Ltd. 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	241,657	39,586	39,586	281,243	281,243		2.5%

J. Patterson McBain 50 Osgood Place San Francisco, CA 94133	10,786	1,766	1,766	12,552	12,552		0.1%

J.P. Marchette(5) 16 Lawrence Street Norfolk, MA 02056	4,533	1,372	1,372	5,905	9,751		0.1%

Jolson 1996 Trust 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	323,503	52,994	52,994	376,497	376,497		3.8%

Jolson Family Foundation 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	54,996	9,008	9,008	64,004	64,004		0.7%

Jolson Merchant Partners Group LLC 600 Montgomery Street, Suite 1100 San Francisco, CA 94111	269,585	44,161	44,161	313,746	313,746		3.2%

Jon D Gruber - J Patterson McBaine (Linda Gruber) 50 Osgood Place San Francisco, CA 94133	40,438	6,624	6,624	47,062	47,062		0.5%
Joseph Chow(6)	4,853	794	794	5,647	5,647		0.1%

Kathleen Conte(7)	4,397	1,456	1,456	5,853	10,353		0.1%

Lagunitas Partners LP 50 Osgood Place San Francisco, CA 94133	140,187	22,964	22,964	163,151	163,151		1.7%

Manuel A. Henriquez(8)	333,297	75,075	75,075	408,372	533,372	(9)	5.3%

Parag Shah(10)	12,778	2,994	2,994	15,772	21,272		0.2%

Roy Liu(11)	5,927	2,992	2,992	8,919	16,611		0.2%

Samir Bhaumick(12)	17,186	3,797	3,797	20,983	26,983		0.3%

	Ownership of Shares of Common Stock and Warrants Prior to the Offering		Number of Warrants Offered	Number of Shares Offered and Issuable Upon Exercise of the Warrants	Ownership of Shares of Outstanding Common Stock After Offering(2)
Name	Common Shares(1)	Warrants			Shares	Percentage
Scott Harvey(13)	6,833	4,279	4,279	11,112	23,933	0.2%

Tinicum One Maritime Plaza Suite 1325 San Francisco, CA 94111	16,176	2,648	2,648	18,824	18,824	0.2%

Willow Creek Capital Partners 300 Drake’s Landing, Suite 230 Greenbrae, CA 94904	74,501	17,663	17,663	92,164	92,164	0.9%

Willow Creek Offshore Fund 300 Drake’s Landing, Suite 230 Greenbrae, CA 94904	111,752	26,496	26,496	138,248	138,248	1.4%

(1)	Does not include shares of common stock that can acquired upon the exercise of outstanding warrants.

(2)	Includes shares of common stock that can be acquired upon the exercise of outstanding warrants and stock option.

(3)	Co-founder of the company, served as our President from December 2003 until April 2005 and is currently our Senior Managing Director.

(4)	Includes shares of our common stock and 5-year warrants held by The Howard Family Trust.

(5)	Joined the Company as Principal in February 2004.

(6)	Has served as an independent director since February 2004. Mr. Chow is Executive Vice President and Chief Risk and Corporate Administration Officer at State Street Corporation, having retired from the company in August 2003 and rejoined it in July 2004.

(7)	Joined company as Managing Director of Life Sciences in November 2004.

(8)	Co-founder of the company and Chairman and Chief Executive Officer since December 2003 and President since April 2005.

(9)	Includes shares of our common stock and 5-year warrants held by certain trusts controlled by Mr. Henriquez.

(10)	Joined company as Managing Director of Life Sciences in November 2004.

(11)	Joined the company as Managing Director in April 2004.

(12)	Joined the company in November 2004 as Managing Director.

(13)	Co-founder of the company and has been Chief Legal Officer since December 2003.

Other than as noted above, none of the selling holders has had any material relationship with us or our affiliates within the past three years. The shares of common stock, warrants, and warrant shares were initially issued by us as part of our units offering in a private transaction in June 2004. All of the shares of common stock, warrants, and warrant shares were “restricted securities” under the Securities Act prior to this registration.

Information concerning the selling holders may change from time to time and any such changed information will be set forth in supplements to this prospectus if and when necessary.

Only selling holders identified above who beneficially own the securities set forth opposite each selling holder’s name in the table above on the effective date of the registration statement of which this prospectus forms a part may sell those securities under the registration statement, subject to the restrictions imposed under any applicable lock-up agreement. Prior to any use of this prospectus in connection with an offering of the shares of common stock or warrants by any holder not identified above, this prospectus will be supplemented to set forth the name and number of shares of common stock and warrants beneficially owned by the selling securityholder intending to sell such common stock or warrants, and the number of shares of common stock or warrants to be offered. The prospectus supplement will also disclose whether any selling securityholder selling in connection with the prospectus supplement has held any position or office with, been employed by or otherwise has had a material relationship with, us or any of our subsidiaries or affiliates during the three years prior to the date of the prospectus supplement if this information has not been disclosed in this prospectus.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

At June 30, 2005, approximately 77% of our total assets were invested in portfolio companies, which are recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity-related securities, each investment is valued using industry valuation benchmarks and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than 3 days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than 3 days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq National Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq National Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend declared by the Company will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. A business development company is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly-owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Significant Managerial Assistance

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—If we incur debt, it could increase the risk of investing in our company.”

Code of Ethics

We have adopted and will maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is filed as an exhibit to the registration statement of which this prospectus forms a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, although we cannot provide any assurance that we will receive any such exemptive relief, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act.

In addition, we expect to seek exemptive relief from the SEC to, permit us to exclude the indebtedness that our wholly-owned subsidiary, Hercules Technology II, L.P., which is seeking to be qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirement applicable to us. On May 3, 2005 Hercules Technology II, L.P. filed an application with the Small Business Administration to become licensed as a small business investment company.

We may also request exemptive relief to permit us to grant dividend equivalent rights or other similar rights to our optionholders and restricted stock awards to our officers and employees. However, there is no assurance that we will receive any such exemptive relief if such exemptive relief is required.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

Small Business Administration Regulations

Hercules Technology II, L.P., our wholly-owned subsidiary, is seeking to be licensed by the Small Business Administration as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958. The Small Business Investment Company regulations currently limit the amount that is available to borrow by any SBIC to $119 million. There is no assurance that we will draw up to the maximum limit available under the Small Business Investment Company program.

Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present Small Business Administration regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the Small Business Administration. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. Small Business Administration regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to Small Business Administration regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiary Hercules Technology II, L.P., we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

If we receive a small business investment company license, Hercules Technology II, L.P. will be periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations.

On June 24, 2005, we received a letter of acknowledgement of receipt of our application to the Small Business Administration. Upon receipt of this letter, we were eligible to make pre-approved investments through Hercules Technology II, L.P., our wholly-owned subsidiary. If our application to the Small Business Investment Company program is ultimately approved by the Small Business Administration, then we will be able to borrow funds from the Small Business Administration against the equity invested in such pre-approved investments. Hercules Technology II, L.P and Hercules Technology SBIC Management LLC are wholly owned subsidiaries of the Company that had not commenced operations or incurred significant expenses as of June 30, 2005, other than start-up expenses paid by the Company.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Our Taxation as a Corporation under Subchapter C of the Code and not as a Regulated Investment Company

Until such time as we elect to be treated and qualify as a RIC under Subchapter M of the Code, and for any other period in which we fail to qualify as a RIC, we will be taxed as a corporation under Subchapter C of the Code and will therefore be subject to corporate-level federal income tax on all of our income at regular corporate rates. We will not be able to deduct distributions to stockholders, nor will they be required to be made. We do not currently intend to make distributions to our stockholders unless we elect to be treated as a RIC. If we do make any distributions prior to such election, such distributions to the extent of our current and accumulated earnings and profits would be taxable to our stockholders and, provided certain holding period and other requirements were met (if made in a taxable year beginning on or before December 31, 2008), could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate applicable to U.S. stockholders taxed as individuals. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we elect to be treated as a RIC (or if we were to seek to requalify as a RIC in a subsequent taxable year), we would be required to satisfy the RIC qualification requirements for that year and to dispose of any earnings and profits from any year in which we were not (or in which we failed to qualify as) a RIC. In addition, as a RIC, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we were not (or in which we failed to qualify as) a RIC that are recognized within the next 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our RIC election or an exception applies. We may or may not make this election. If we do make the election, we will mark our portfolio to market at the time of our RIC election, pay tax on any resulting taxable income, and distribute resulting earnings at that time or before the end of the first tax year in which we qualify as a RIC. Except as stated otherwise, the remainder of this discussion assumes we will elect to be treated as a RIC.

Election to be Taxed as a Regulated Investment Company

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code on or before January 1, 2006. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or realized capital gains that we distribute to our stockholders as dividends. We may be required, however, to pay federal income taxes on gains built into our assets as of the effective date of our RIC election. See “Certain U.S. Federal Income Tax Consequences—Conversion to Regulated Investment Company Status.” To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below), and we must distribute all of our earnings and profits for periods prior to our qualification as a RIC. In addition, in order to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Conversion to Regulated Investment Company Status

We intend to elect to be treated as a RIC under Subchapter M of the Code on or prior to January 1, 2006. Prior to the effective date of our RIC election, we will be taxable as a regular corporation under Subchapter C of the Code (a “C corporation”). We anticipate that, on the effective date of that election, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. We may or may not make this election. Any such corporate level tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains. In order to elect to be treated as a RIC prior to January 1, 2006, we would be required to change our tax year from a calendar year to a fiscal year. If we elect to do so, we may not be able to change our tax year back to a calendar year because of certain restrictions imposed by the Internal Revenue Service.

One requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable as a C corporation. We intend to accomplish this by paying to our stockholders in the first quarter of the tax year for which we make a RIC election a cash dividend representing all of our accumulated earnings and profits for the period from our inception through the end of the prior tax year. As of June 30, 2005, we had no accumulated earnings and profits. The actual amount of that dividend will be based on a number of factors, including our results of operations through the end of the prior tax year. The dividend, if any, of our accumulated earnings and profits will be taxable to stockholders as ordinary income. The dividend will be in addition to the dividends we intend to pay (or be deemed to have distributed) during our 2006 tax year equal to our net income for that period.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. (However, as described above, we will be subject to federal income taxes on certain dispositions of assets that had built-in gains as of the effective date of our conversion to RIC status (unless we elect to be taxed on such gains as of such date). In addition, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets were acquired.) We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Our transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Following the effective date of our election to be treated as a RIC, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. See “Election to be Taxed as a Regulated Investment Company” above.

Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may, in the future, make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning on or before December 31, 2008, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We may or may not make any such designations. In respect of distributions described in clause (i) above, we will be required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•	to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for U.S. federal income tax purposes.

The cash dividend(s) we intend to pay to our stockholders representing all of our accumulated earnings and profits, if any, for the period from our inception through the effective date of our election to be treated as a RIC, generally will be taxable to Non-U.S. stockholders in the same manner as other dividend distributions described above.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2008) would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 30,000,000 shares of common stock, par value $0.001 per share, of which 9,801,965 shares are currently outstanding. Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

As of March 31, 2005, there were 3,801,965 shares of common stock outstanding and 31 stockholders of record and outstanding options and warrants to purchase 886,659 shares of our common stock. In June 2005, we completed our initial public offering of 6,000,000 shares of our common stock. The following table sets forth certain information regarding our authorized shares and shares outstanding as of June 14, 2005.

Title of Class	Amount Authorized	Amount Held By Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	30,000,000	—	9,801,965

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

5-Year Warrants

As of March 31, 2005, we had outstanding 5-year warrants to purchase an aggregate of 673,223 shares of our common stock. These warrants were issued as part of the units that we sold in our prior private financings and were issued either under our warrant agreement with American Stock Transfer & Trust Company, as warrant agent, or pursuant to the terms of our 2004 Equity Incentive Plan. Each 5-year warrant is exercisable until June 17, 2009 and entitles the holder thereof to purchase one share of our common stock. In connection with our election to be regulated as a business development company, the exercise price per share for all of our 5-year warrants was reduced from $15.00 per share to $10.57 per share, the net asset value per share of our common stock on the date of determination, in accordance with the terms of the warrant agreement or the applicable warrant certificate. In addition, the warrant agreement, restricts the transfer of warrants outstanding thereunder to transactions involving the transfer of at least 4,000 shares (or securities convertible into or exchangeable for shares) of our common stock.

Registration Rights

In connection with our June 2004 private offering of units (each unit consisting of two shares of our common stock, a warrant to purchase one share of our common stock exercisable for one year and a warrant to purchase one share of our common stock exercisable for five years, in each case subject to adjustment as provided for in the warrant agreement), we entered into a registration rights agreement with JMP Securities LLC, the initial purchaser and placement agent in that offering, and the lead underwriter in our initial public offering.

Pursuant to the registration rights agreement and subject to certain exceptions, we agreed to use our best efforts to file with the SEC on or prior to July 14, 2004 the shelf registration statement of which this prospectus is a part to cover resales of the shares of common stock underlying the units, including the shares of common stock underlying the warrants, held by substantially all of our existing stockholders. Holders of approximately 3,480,000 shares of our common stock and holders of approximately 584,000 warrants were entitled to have such shares and such warrants (as well as the common stock underlying such warrants) included in the shelf registration statement. In addition to registering the securities of the holders subject to the registration rights agreement, we elected to allow all holders of our unregistered securities to register their common stock, warrants, and shares of common stock underlying the warrants, under the shelf registration statement of which this prospectus is a part. The selling holders elected to include 3,801,965 shares of our common stock, 673,223 warrants and 673,223 shares of common stock issuable upon exercise of the warrants in the shelf registration statement.

Because we have elected to be regulated as a business development company under the 1940 Act, holders of our common stock or warrants that beneficially own three percent of our outstanding common stock, which includes substantially all current holders of our common stock and warrants, are entitled to have any or all of their warrants included in the shelf registration statement on the same terms and subject to the same conditions as holders of registrable securities.

Notwithstanding the foregoing, we will be permitted to prohibit offers and sales of common stock and warrants pursuant to the registration rights agreement under certain circumstances and subject to certain conditions. Each security will cease to be a registrable security under the registration rights agreement on the earlier of (i) the date on which it has been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 or may be sold pursuant to Rule 144(k) under the Securities Act, (iii) the date on which it is sold to us, or (iv) the date on which all registrable securities proposed to be sold by a holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

If, after the shelf registration statement ceases to be effective or usable in connection with resales of registrable securities during the period in which it is required to be effective, then a registration default will be deemed to have occurred under the registration rights agreement. In the case of a registration default, we will pay additional dividends to each holder of shares of our common stock. The amount of additional dividends payable during the fiscal quarter in which a registration default has occurred and is continuing will equal $0.0625 per share of common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) and will escalate at the end of such quarter and at the end of each quarter thereafter by an additional $0.0625 per share of common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like), up to a maximum amount of additional dividends of $0.25 per share of common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) per quarter. Following the cure of all registration defaults, additional dividends will cease to accrue with respect to such registration default.

We expect that the terms of Mr. Henriquez’s employment agreement will provide that his base salary will be reduced to an annual rate of 50% of his then base salary and his incentive bonus opportunity will be reduced to zero in the event of, and during the continuation of, a registration default.

We will use our best efforts to cause the shelf registration statement of which this prospectus is a part to be effective, subject to permitted exceptions, until June 22, 2006 (the date that is two years from the date of the registration rights agreement) or such shorter period of time that will terminate when each of the registrable securities ceases to be a registrable security under the registration rights agreement.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In addition, we have agreed to indemnify, to the maximum extent permitted by Maryland law and the 1940 Act, representatives of JMP Asset Management LLC and Farallon Capital Management, L.L.C. on terms similar to those afforded to our directors and officers under our charter and bylaws in connection with their activities in evaluating our investment opportunities prior to our election to be regulated as a business development company.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75 percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. In addition, our board of directors has adopted a resolution exempting any business combination with certain investment funds managed by JMP Asset Management LLC and certain investment funds managed by Farallon Capital Management, L.L.C. from the provisions of the Business Combination Act. We have agreed with such investment funds that we will not repeal or amend such resolution prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. If these resolutions are repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiary, Hercules Technology II, L.P., is seeking a small business investment company license. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock or warrants in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock or warrants and could impair our future ability to raise capital through the sale of our equity securities.

As a result of the issuance of 6,000,000 shares of common stock in connection with our initial public offering, we have 9,801,965 shares of our common stock outstanding, none of which are “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act. Pursuant to a registration rights agreement, we agreed to file the shelf registration statement of which this prospectus is a part in respect of the shares of common stock and warrants, and the shares of common stock for which the warrants are exercisable, that are restricted securities. The selling holders elected to register 3,801,965 shares of common stock, 673,223 warrants, and 673,223 shares of common issuable upon exercise of the warrants, under the shelf registration statement.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors—Risks Related to this Offering.”

Lock-Up Agreements

We and our executive officers and directors are subject to agreements with the underwriters to our initial public offering that restrict our and their ability after that offering to transfer their stock for a period of up to 180 days and our current stockholders will be restricted in their ability to transfer their stock for a period of 120 days. After the lock-up agreements expire, an aggregate of 4,474,588 additional shares of our common stock (including any shares of common stock that may be issued upon exercise of the warrants) and 673,223 warrants will be freely tradeable. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period specified in the agreement without the prior written consent of JMP Securities. The filing of this shelf registration statement pursuant to the registration rights agreement will be an exception to our lock-up agreement, although certain stockholders whose shares are registered in the registration statement may still be subject to lock-up agreements.

Stock Options

As of June 30, 2005, there were options to purchase 1,403,436 shares as well as 5-year warrants to purchase 56,551 shares of our common stock outstanding under our 2004 Equity Incentive Plan. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates and, in the case of some of the options, the expiration of lock-up agreements.

We intend to file a registration statement under the Securities Act covering 8 million shares of common stock reserved for issuance under our 2004 Equity Incentive Plan. The registration statement is expected to be filed, subject to compliance with any applicable lock-up agreement, as soon as practicable after the completion of this offering.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

The selling holders and their successors, which term includes their transferees, pledgees or donees or their successors, may sell the common stock or warrants directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling holders or the purchasers of such securities for whom they may act as agents, which discounts, concessions or commissions as to any particular underwriter, broker-dealer or agents may be in excess of those customary in the types of transactions involved.

The common stock and warrants may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions, which may involve crosses or block transactions (i) on any national securities exchange or quotation service on which the common stock, warrants and the common stock issuable upon exercise of the warrants may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, (iv) through the writing of options, whether such options are listed on an options exchange or otherwise, or (v) through a combination of such methods of sale. In addition, any common stock, warrants or warrant shares that qualify for sale pursuant to Rule 144 under the Securities Act may be sold pursuant to such Rule rather than pursuant to this prospectus. At the time a particular offering of the common stock or warrants is made, a supplement to this prospectus, which we refer to as a prospectus supplement, will, to the extent required, be distributed which will set forth the aggregate amount of common stock or warrants being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling holders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. Each broker-dealer receiving the common stock, warrants or warrant shares for its own account pursuant to this prospectus must acknowledge that it will deliver the prospectus and any prospectus supplement in connection with any sale of such common stock or warrants.

In connection with the sale of the common stock or warrants, the selling holders may enter into hedging transactions with broker-dealers or other financial institutions which may in turn engage in short sales of the common stock or warrants and deliver these securities to close out such short positions, or loan or pledge the common stock or warrants to broker-dealers that in turn may sell these securities.

The aggregate proceeds to the selling holders from the sale of the common stock or warrants will be the purchase price of such warrants or common stock less discounts and commissions, if any. Each of the selling holders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of warrants or common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The Company’s outstanding common stock is listed for trading on the Nasdaq National Market. There is no established market for our warrants and there can be no assurance that an active public market for the warrants will develop, or if such a market develops, it will be maintained. We anticipate that the warrants will be quoted on the OTC Bulletin Board under the symbol “HTGCW” on or after the date of this prospectus. We do not intend to apply, and are not obligated to apply, to list the warrants on any national securities exchange or the Nasdaq National Market.

In order to comply with the securities laws of certain jurisdictions, if applicable, the common stock or warrants may be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock or warrants may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

The selling holders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or warrants may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling holders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. The selling holders have acknowledged that they understand their obligations to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M, and have agreed that they will not engage in any transaction in violation of such provisions.

To the extent required, the specific warrants or common stock to be sold, the names of the selling holders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement of which this prospectus is a part.

Pursuant to the Registration Rights Agreement, certain expenses of the registration of the common stock, warrants and warrant shares will be paid by the us, including, without limitation, Commission filing fees, the fees and expenses of counsel and the costs of compliance with state securities or “blue sky” laws; provided, however, that the selling holders will pay all underwriting discounts, selling commissions and transfer taxes, if any, applicable to any sales of the common stock, warrants or warrant shares. We have agreed to indemnify the selling holders who are parties to the registration rights agreement against certain civil liabilities, including certain liabilities under the Securities Act, in connection with the registration and sale of common stock and warrants, and to the extent such indemnification is not available or is insufficient to hold those selling holders harmless, we have agreed to contribute to the amount paid by those selling holders in connection with such liabilities. We will be indemnified by the selling holders who are parties to the registration rights agreement severally against certain civil liabilities, including certain liabilities under the Securities Act, and to the extent such indemnification is not available or is insufficient, those selling holders may be obligated to contribute to the amount we must pay in connection with such liabilities.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. No securities are currently held by this custodian. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ropes & Gray LLP, New York, New York, and Venable LLP, Baltimore, Maryland.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our financial statements and financial highlights at December 31, 2004 and for the period February 2, 2004 (commencement of operations) to December 31, 2004, as set forth in their report. We have included our financial statements and financial highlights in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

   INDEX TO FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-2
Statement of Assets and Liabilities as of December 31, 2004	F-3
Schedule of Investments as of December 31, 2004	F-4
Statement of Operations for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-5
Statement of Changes in Net Assets for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-6
Statement of Cash Flows for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-7
Financial Highlights for the period from February 2, 2004 (commencement of operations) to December 31, 2004	F-8
Notes to Financial Statements	F-9

UNAUDITED FINANCIAL STATEMENTS
Consolidated Statements of Assets and Liabilities as of June 30, 2005 and December 31, 2004	F-13
Consolidated Schedule of Investments as of June 30, 2005	F-14
Consolidated Schedule of Investments as of December 31, 2004	F-17

Consolidated Statements of Operations for the three months ended June 30, 2005 and 2004 and the six months ended June 30, 2005 and for the period from February 2, 2004 (commencement of operations) to June 30, 2004

F-18
Consolidated Statements of Changes in Net Assets for the six months ended June 30, 2005 and for the period from February 2, 2004 (commencement of operations) to June 30, 2004	F-19
Consolidated Statements of Cash Flows for the six months ended June 30, 2005 and for the period from February 2, 2004 (commencement of operations) to June 30, 2004	F-20
Consolidated Financial Highlights for the six months ended June 30, 2005 and for the period from February 2, 2004 (commencement of operations) to June 30, 2004	F-21
Notes to Consolidated Unaudited Financial Statements	F-22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Hercules Technology Growth Capital, Inc.

We have audited the accompanying statement of assets and liabilities of Hercules Technology Growth Capital, Inc., including the schedule of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and cash flows and financial highlights for the period from February 2, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included correspondence with each portfolio company. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. at December 31, 2004, the results of its operations, the changes in its net assets and its cash flows, and the financial highlights for the period from February 2, 2004 (commencement of operations) to December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Francisco, California

January 26, 2005

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

Assets
Investments, at value (cost $16,700,000)	$16,700,000
Deferred loan origination revenue	(285,232)
Cash and cash equivalents	8,678,329
Interest receivable	80,902
Prepaid expenses	20,942
Property and equipment	35,231
Other	2,500

Total assets	25,232,672

Liabilities
Accounts payable and accrued expenses	154,539

Net assets	$25,078,133

Net assets consist of:
Par value	$2,059
Paid-in capital in excess of par value	27,117,896
Accumulated net investment loss	(2,041,822)

Total net assets	$25,078,133

Shares of common stock outstanding ($0.001 par value, 25,000,000 authorized)	2,059,270

Net asset value per share	$12.18

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004

(The following investments are all United States enterprises.)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(3)	Value(4)
Affinity Express, Inc.(1) (6.78%)*	Consumer and Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$700,000	$683,000	$683,000
		Common Stock Warrants		17,000	17,000

Affinity Express, Inc.(2) (3.99%)	Consumer and Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$1,000,000	1,000,000	1,000,000

Total Affinity Express, Inc.				1,700,000	1,700,000

Occam Networks, Inc.(2) (11.96%)	Communications	Senior Debt Matures December 2007 Interest rate 11.95%	$3,000,000	2,969,000	2,969,000
		Preferred Stock Warrants		14,000	14,000
		Common Stock Warrants		17,000	17,000

Total Occam Networks, Inc.				3,000,000	3,000,000

Gomez, Inc.(2) (11.96%)	Software	Senior Debt Matures December 2007 Interest rate 12.25%	$3,000,000	2,965,000	2,965,000
		Preferred Stock Warrants		35,000	35,000

Total Gomez, Inc.				3,000,000	3,000,000

Metreo, Inc.(1) (19.94%)	Software	Senior Debt Matures November 2007 Interest rate 10.95%	$5,000,000	4,950,000	4,950,000
		Preferred Stock Warrants		50,000	50,000

Total Metreo, Inc.				5,000,000	5,000,000
Talisma Corp.(2) (15.96%)	Software	Subordinated Debt Matures December 2007 Interest rate 11.25%	$4,000,000	3,951,000	3,951,000
		Preferred Stock Warrants		49,000	49,000

Total Talisma Corp.				4,000,000	4,000,000

Total investments (66.59%)				$16,700,000	$16,700,000

*	Value as a percent of net assets

(1)	Investment made in November 2004.

(2)	Investment made in December 2004.

(3)	Tax cost at December 31, 2004 equals book cost. The Company has no gross unrealized appreciation or depreciation.

(4)	All investments are restricted at December 31, 2004, and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the issuer are outstanding.

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF OPERATIONS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

Investment income:
Interest	$214,100
Expenses:
Employee compensation	1,164,504
Stock option	680,000
General and administrative	388,885
Organization costs	15,000
Depreciation	7,533

Total operating expenses	2,255,922

Net investment loss and decrease in net assets resulting from operations	$(2,041,822)

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF CHANGES IN NET ASSETS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

	Common Stock		Preferred Stock		Paid-In Capital	Net Investment Loss	Net Assets
	Shares	Par Value	Shares	Par Value
Balance, February 2, 2004 (commencement of operations)	—	$—	—	$—	$—	$—	$—
Issuance of convertible preferred stock, net of placement fees	—	—	600	1	2,574,999	—	2,575,000
Issuance of common shares, net of offering costs	1,809,270	1,809	—	—	23,863,146	—	23,864,955
Conversion of preferred stock to common stock	250,000	250	(600)	(1)	(249)	—	—
Stock options granted	—	—	—	—	680,000	—	680,000
Net investment loss	—	—	—	—	—	(2,041,822)	(2,041,822)

Balance, December 31, 2004	2,059,270	$2,059	—	$—	$27,117,896	$(2,041,822)	$25,078,133

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

STATEMENT OF CASH FLOWS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(2,041,822)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Depreciation	7,533
Stock option expense	680,000
Purchase of investments	(16,700,000)
Change in operating assets and liabilities:
Increase in interest receivable	(80,902)
Increase in prepaid expenses	(20,942)
Increase in other assets	(2,500)
Increase in accounts payable and accrued expenses	154,539
Increase in deferred loan origination revenue	285,232

Net cash used in operating activities	(17,718,862)

Cash flows from investing activities
Purchase of property and equipment	(42,764)

Cash flows from financing activities
Net proceeds from issuance of convertible preferred stock	2,575,000
Net proceeds from issuance of common stock	23,864,955

Net cash provided by financing activities	26,439,955

Net increase in cash	8,678,329
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$8,678,329

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

PERIOD FROM FEBRUARY 2, 2004 (COMMENCEMENT OF OPERATIONS) TO

DECEMBER 31, 2004

Per share net operating performance:
Beginning net asset value	$15.00	(1)
Offering costs	(1.81)
Dilutive effect of converting 600 convertible preferred shares into 250,000 common shares	(0.35	)(2)
Net investment loss	(0.99	)(3)
Stock option expense included in net investment loss	0.33	(3)

Net asset value, December 31, 2004	$12.18

Total return	(18.80	)%(4)

Ratios and supplemental data:
Net assets, December 31, 2004	$25,078,133
Ratio of net operating expense to average net assets	8.81	%(4)
Ratio of net investment loss to average net assets	7.95	%(4)
Portfolio turnover rate	N/A

(1)	On June 29, 2004, the Company completed its sale of common shares in a private placement.

(2)	Immediately after the sale, 600 convertible preferred shares were converted into 125,000 units (See Note 5).

(3)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to Financial Accounting Standards No. 123 (revised 2004), net investment loss includes the expense associated with granting stock options, totaling $0.33 per share, which is offset by a corresponding increase in paid in capital.

(4)	Not annualized. The investment return reflects the change in net asset value of a common share. Company shares were issued in a private placement and are not publicly traded. Therefore, market value total investment return is not presented.

See accompanying notes.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

1.	Organization

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003. The Company commenced operations on February 2, 2004, when it sold 600 shares of convertible preferred stock to investors.

The Company is an investment company and intends to be regulated under the Investment Company Act of 1940 (the “Act”) as a business development company (“BDC”).

2.	Significant Accounting Policies

The accompanying financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statement and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Investments

Security transactions are recorded on the trade-date basis.

The Company invests in private non-convertible debt (“Debt”) and carries its investments at fair value, as determined in good faith by the Board of Directors. An unrealized loss is recorded when the Debt has decreased in value, including where collection of a loan is doubtful, or there is a change in the underlying collateral, a change in the borrower’s ability to pay, or other factors lead to a determination of a lower valuation. Conversely, an unrealized gain is recorded when the Debt has appreciated in value.

In certain Debt arrangements, warrants also are received from the borrower. The Company determines the cost basis of the warrants received based upon their respective fair value on date of receipt in proportion to the total fair value of the Debt and warrants received. Warrants are valued at fair value as determined by the Board of Directors, with unrealized gains and losses included in operations. In valuing warrants, the Board of Directors determines the fair value based upon the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, and other factors.

There is no single standard for estimating fair value. As a result, estimating fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Board of Directors estimates fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Due to the uncertainty inherent in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the value that would have been used if a ready market existed, and the differences could be material.

Income Recognition

Interest in loans is computed using a method that results in a level rate of return on principal amounts outstanding. The difference between the face amount of a loan, and its cost basis, is accreted into income over the term of the loan. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect to receive interest and principal repayments, we will place the loan on non-accrual status and cease recognizing interest income. There were no loans on non-accrual status during the period ended December 31, 2004.

Loan origination fees are deferred and amortized into interest income as adjustments to the related loan’s yield over the contractual life of the loan. The Company had $285,232 of unearned fees at December 31, 2004.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes.

Depreciation and Amortization

Equipment is depreciated on a straight-line basis over an estimated useful life of five years. Software is amortized over three years.

Federal Income Taxes

The Company is taxed under Subchapter C of the Internal Revenue Code and therefore is subject to corporate-level federal and state income tax.

The Company accounts for income taxes in accordance with the provisions of Financial Accounting Standards No. 109, Accounting for Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Organization Expenses

Organization expenses, totaling $15,000, were expensed upon commencement of operations.

Offering Costs and Placement Fees

Offering costs and placement fees are charged to paid-in capital when shares of the Company are issued. Offering costs and placement fees totaled $2,924,125 for the period ended December 31, 2004.

Stock-Based Compensation

The Company follows Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“FAS 123”), to account for stock options granted. Under FAS 123, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period.

3.	Purchases and Sales of Securities

The Company purchased securities, excluding cash equivalents, during the period ended December 31, 2004, totaling $16,700,000.

4.	Income Taxes

At December 31, 2004, the Company had a federal net operating loss carry forward (“NOL”) of approximately $1.2 million, expiring on December 31, 2020, that can be applied to offset future taxable income. The NOL may also be available for state tax purposes, but may be available in a lesser amount and for a shorter period of time. A deferred tax asset totaling approximately $570,000 ($510,000 from NOL and $60,000 from accrued expenses), calculated by applying enacted federal and state tax rates to the NOL and accrued expenses, is available to the Company. A full valuation reserve has been established for the deferred tax asset since upon the planned election to be taxed as a regulated investment company under the Internal Revenue Code, any portion of the NOL and other deferred tax assets that have not been utilized is anticipated to be substantially or completely eliminated.

5.	Shareholders’ Equity

As of December 31, 2004, the Company is authorized to issue 25,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

On February 2, 2004, the Company sold 600 shares of convertible preferred stock for gross proceeds of $2,750,000 ($2,575,000 net of the placement fee of $175,000) to officers of the Company and affiliates of the placement agent.

In June 2004, the Company sold, in a private placement 904,635 units for $26,614,080 ($23,864,955 net of underwriting fees and offering costs of $2,749,125), and all the convertible preferred stock was converted into 125,000 units on a 208.333-for-1 basis. Each unit consists of two shares of common stock, which are accompanied by a warrant to purchase one share of common stock within one year, and a warrant to purchase one share of common stock within five years. Each warrant has an exercise price of $15.00 per share.

In conjunction with the company’s election to convert itself into a BDC, 55% of the 5 year warrants are subject to mandatory cancellation under the terms of a Warrant Agreement. Simultaneous with the cancellation of the 5 year warrants, the warrant holder will receive one share of common stock for every two warrants cancelled (see Note 11).

In addition, under the terms of the Warrant Agreement, in the event the Company notifies its warrant holders of its intention to be regulated as a BDC, the exercise price of all warrants will be adjusted to the then current net asset value of the common stock, subject to certain conditions described in the Warrant Agreement (see Note 11).

6.	Related-Party Transactions

The Henriquez Family Trust (the “Trust”) and Glen C. Howard, President of the Company (the “President”) were each issued 100 shares of Series A-2 convertible preferred stock (“Series A-2”) for a total of $250,000 in February 2004. The Trust is affiliated with Manuel A. Henriquez, Chairman of the Board of Directors and Chief Executive Officer of the Company (the “CEO”).

JMP Group LLC (the “LLC”), formerly known as Jolson Merchant Partners Group LLC, purchased 400 shares of Series A-1 convertible preferred stock (“Series A-1”) in February 2004 for $2,500,000, and in connection therewith, the Company paid a placement fee of $175,000 to JMP Securities LLC (“JMP”), the placement agent for such offering, and a wholly owned subsidiary of the LLC. The CEO owns approximately 0.1% of the fully diluted equity of the LLC.

The Series A-1 and Series A-2 shares described above were sold at a price of $6,250 and $1,250 per share, respectively, to reflect the fact that series A-1 shares have separate preferential voting rights and a preference on any distribution of assets over series A-2.

In connection with the June 2004 offering, the CEO and President received a special purpose grant allowing them to purchase 866,664 common shares at $15.00 per share, which expired December 31, 2004.

JMP received $1,343,619 of underwriting fees in connection with the Company’s June 2004 offering of its common stock.

The Company is internally managed and pays no management fee or advisory fees to third parties.

7.	Equity Incentive Plan

The Company has authorized and adopted an equity incentive plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 5,000,000 shares of common stock under the 2004 Plan. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

Each employee stock option to purchase two shares of common stock may be accompanied by a warrant to purchase one share of common stock within one year and a warrant to purchase one share of common stock within five years. Both options and warrants had an exercise price of $15.00 per share on date of grant (see Note 11). The one-year warrants will expire immediately prior to the Company’s election to become a BDC, unless exercised.

A summary of the Company’s common stock options and warrant activity under the 2004 Plan for the period ended December 31, 2004, is as follows:

	Common Stock Options	One-Year Warrants	Five-Year Warrants
Outstanding at February 2, 2004 (commencement of operations)	—	—	—
Granted	273,436	106,718	106,718
Exercised	—	—	—
Expired	—	—	—

Outstanding, December 31, 2004	273,436	106,718	106,718

All of the options granted are 100% vested on the date of grant, except for 60,000 options granted to directors, which vest at approximately 50% per year through June 2006, and 16,000 options granted to employees, which vest at approximately 25% per year through November 2008. All options may be exercised for a period ending seven years after the date of grant.

The Company determined that the fair value of options and warrants granted during the period ended December 31, 2004 was $865,000, of which $680,000 was expensed. The fair value of options granted was based upon a Black-Scholes option pricing model and the following assumptions: the exercise price of the option is $15.00 per share, the fair value of common stock on date of grant is equal to $15.00 per share, the dividend yield is 0%, the risk-free interest rate is equal to the T-bill interest rate with a term equal to the expected life of the option/warrant, and the expected volatility factor is zero. The expected lives of options granted is five years, while the one year warrants have an expected life of six months, 55% of the five year warrants have an expected life of six months, and 45% of the five year warrants have an expected life of five years.

8.	Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans, to its investee companies. The balance of unused commitments to extend credit at December 31, 2004, was $5,000,000. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

The Company has entered into office leases, with terms of one year or less, for its offices in Palo Alto, Chicago, and Boston totaling approximately $10,000 per month.

The Company does not have a bonus, profit-sharing, or retirement plan, and it terminated its 401(k) plan on December 31, 2004.

9.	Credit Risk

The Company invests in private debt securities. Until the securities are sold or mature, the Company is exposed to credit risk relating to whether the issuer will meet its obligation when it comes due. The Company attempts to limit its risk by conducting extensive due diligence and obtaining collateral on all investments. Collateral consists of receivables, cash, equipment, fixtures, all investment property, deposit accounts, and intangible and intellectual property.

Cash and cash equivalents consist of balances held at a United States bank.

10.	Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these agreements is unknown. However, the Company has no current claims or losses pursuant to these contracts and expects the risk of loss, if any, to be remote.

11.	Subsequent Events

On January 14, 2005, the Company notified all shareholders of its intent to elect to be a BDC under the Act. In connection with the BDC election, and in order to comply with BDC regulatory requirements, the Company intends to cancel up to 55% of all outstanding five year warrants, with the warrant holder receiving one share of common stock for every two warrants cancelled. In connection with the cancellation, the exercise price of all remaining one and five year warrants purchased by shareholders was modified, and changed from $15.00 to $10.57.

On January 26, 2005, the CEO, the President, the LLC and four employees purchased 40,000, 13,500, 72,000 and 8,567 units for $1,200,000, $405,000, $2,008,800 and $257,010, respectively. On January 26, 2005, the LLC also purchased 72,000 units for $2,008,800, which is net of an underwriting discount of $151,200.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2005 (unaudited)	December 31, 2004
Assets
Investments, at value (cost of $86,213,568 and $16,700,000, respectively)	$87,256,960	$16,700,000
Deferred loan origination revenue	(1,655,304)	(285,232)
Cash and cash equivalents	52,727,676	8,678,329
Interest receivable	730,771	80,902
Prepaid expenses	639,282	20,942
Property and equipment, net	58,171	35,231
Other assets	20,546	2,500

Total assets	139,778,102	25,232,672
Liabilities
Accounts payable	720,489	1,979
Accrued liabilities	879,497	152,560
Short-term loan payable	25,000,000	—

Total liabilities	26,599,986	154,539

Net assets	$113,178,116	$25,078,133

Net assets consist of:
Par value	$9,802	$2,059
Paid-in capital in excess of par value	114,467,971	27,117,896
Accumulated losses	(1,299,657)	(2,041,822)

Total net assets	$113,178,116	$25,078,133

Shares of common stock outstanding ($0.001 par value, 30,000,000 authorized)	9,801,965	2,059,270

Net asset value per share	$11.55	$12.18

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULES OF INVESTMENTS

JUNE 30, 2005

(unaudited)

(The following investments are all United States enterprises)

Portfolio Company	Industry	Type of Investment(11)	Principal Amount	Cost(8)	Value(9)
Affinity Express, Inc. (0.59%)*(1)	Internet Consumer & Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$686,977	$655,281	$655,281
		Common Stock Warrants		17,000	17,901

Affinity Express, Inc. (0.88%)(2)	Internet Consumer & Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$981,526	1,000,000	1,000,000

Total Affinity Express, Inc.				1,672,281	1,673,182

Occam Networks, Inc. (3.37%)(2)	Communications & Networking	Senior Debt Matures December 2007 Interest rate 11.95%	$3,000,000	2,975,028	2,975,028
		Preferred Stock Warrants		14,000	466,667
		Common Stock Warrants		17,000	375,076

Total Occam Networks, Inc.				3,006,028	3,816,771

Gomez, Inc. (2.34%)(2)	Software	Senior Debt Matures December 2007 Interest rate 12.25%	$2,645,639	2,617,444	2,617,444
		Preferred Stock Warrants		35,000	34,300

Total Gomez, Inc.				2,652,444	2,651,744

Metreo, Inc. (4.18%)(1)	Software	Senior Debt Matures November 2007 Interest rate 10.95%	$4,718,917	4,680,029	4,680,029
		Preferred Stock Warrants		50,000	46,219

Total Metreo, Inc.				4,730,029	4,726,248

Talisma Corp. (3.54%)(2)	Software	Subordinated Debt Matures December 2007 Interest rate 11.25%	$4,000,000	3,960,528	3,960,528
		Preferred Stock Warrants		49,000	45,838

Total Talisma Corp.				4,009,528	4,006,366

Concuity, Inc. (4.48%)(4)	Software	Senior Debt Matures April 2008 Interest rate 9.95%	$5,000,000	4,996,889	4,996,889
		Preferred Stock Warrants		3,500	67,924

Total Concuity, Inc.				5,000,389	5,064,813

Omrix Biopharmaceuticals, Inc. (2.70%)(3)	Biopharmaceuticals	Senior Debt Matures April 2008 Interest rate 11.45%	$3,000,000	2,989,893	2,989,893
		Common Stock Warrants		11,370	60,647

Total Omrix Biopharmaceuticals, Inc.				3,001,263	3,050,540

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULES OF INVESTMENTS

JUNE 30, 2005

(Continued)

Portfolio Company	Industry	Type of Investment(11)	Principal Amount	Cost(8)	Value(9)
Optiscan Biomedical, Corp. (2.65%)(4)	Medical Devices & Equipment	Senior Convertible Term Loan Matures March 2008 Interest rate 15.00%	$3,000,000	3,000,000	3,000,000
		Preferred Stock Warrants		—	—

Total Optiscan Biomedical, Corp.				3,000,000	3,000,000

RazorGator Interactive Group, Inc. (2.90%)(3)	Internet Consumer & Business Services	Senior Debt Matures January 2008 Interest rate 9.95%	$3,289,456	3,218,537	3,218,537
		Preferred Stock Warrants		9,135	64,175

RazorGator Interactive Group, Inc. (1.33%)(3)	Internet Consumer & Business Services	Senior Debt Matures January 2008 Interest rate 9.95%	$1,439,956	1,500,000	1,500,000
		Preferred Stock Warrants		3,915	3,915

RazorGator Interactive Group, Inc. (0.88%)(5)		Preferred Stock		1,000,000	1,000,000

Total RazorGator Interactive Group, Inc.				5,731,587	5,786,627

Inxight Software, Inc. (2.65%)(7)	Software	Senior Debt Matures March 2008 Interest rate 10.0%	$3,000,000	2,945,786	2,945,786
		Preferred Stock Warrants		55,963	48,479

Total Inxight Software, Inc.				3,001,749	2,994,265

Merrimack Pharmaceuticals, Inc. (7.95%)(5)	Biopharmaceuticals	Senior Debt Matures October 2008 Interest rate 11.15%	$9,000,000	8,855,919	8,855,919
		Preferred Stock Warrants		155,456	140,571

Total Merrimack Pharmaceuticals, Inc.				9,011,375	8,996,490

IKANO Communications, Inc. (4.42%)(5)	Communications & Networking	Senior Debt Matures November 2008 Interest rate 9.25%	$5,000,000	4,957,787	4,957,787
		Preferred Stock Warrants		45,460	43,765

Total IKANO Communications, Inc.				5,003,247	5,001,552

Power Medical Interventions, Inc. (3.54%)(6)	Medical Devices & Equipment	Senior Debt Matures June 2008 Interest rate 10.71%	$4,000,000	3,962,983	3,962,983
		Common Stock Warrants		39,195	38,216

Total Power Medical Interventions, Inc.				4,002,178	4,001,199
Sportvision, Inc. (3.54%)(6)	Software	Senior Debt Matures July 2008 Interest rate 9.95%	$4,000,000	3,962,847	3,962,847
		Preferred Stock Warrants		39,339	38,377

Total Sportvision, Inc.				4,002,186	4,001,224

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULES OF INVESTMENTS

JUNE 30, 2005

(Continued)

Portfolio Company	Industry	Type of Investment(11)	Principal Amount	Cost(8)	Value(9)
Wageworks, Inc. (10.90%)(6)	Consumer & Business Products	Senior Debt Matures December 2008 Interest rate Prime + 4%	$12,330,000	12,090,034	12,090,034
		Preferred Stock Warrants		251,964	248,073

Total Wageworks, Inc.				12,341,998	12,338,107

Adiana, Inc. (.88%)(7)	Medical Devices & Equipment	Senior Debt Matures July 2008 Interest rate Prime + 9%	$1,000,000	1,000,000	1,000,000
		Preferred Stock Warrants		—	—

Total Adiana, Inc.				1,000,000	1,000,000

Labopharm USA, Inc. (8.93%)(7)	Biopharmaceuticals	Senior Debt Matures July 2008 Interest rate 11.95%	$10,000,000	9,842,404	9,842,404
		Common Stock Warrants		162,099	258,958

Total Labopharm USA, Inc.				10,004,503	10,101,362

Paratek Pharmaceuticals, Inc. (4.42%)(7)	Biopharmaceuticals	Senior Debt Matures July 2008 Interest rate 10.6%	$5,000,000	4,866,421	4,866,421
		Preferred Stock Warrants		137,396	141,083

Total Paratek Pharmaceuticals, Inc.				5,003,817	5,007,504

Sling Media, Inc. (0.03%)(7)(10)	Electronics & Computer Hardware	Senior Debt		—	—

		Preferred Stock Warrants		38,968	38,968

Total Sling Media, Inc.				38,968	38,968

Total Investments (77.10%)				$86,213,568	$87,256,960

*	Value as a percent of net assets

(1)	Investment made in November of 2004.

(2)	Investment made in December of 2004.

(3)	Investment made in February of 2005.

(4)	Investment made in March of 2005.

(5)	Investment made in April of 2005.

(6)	Investment made in May of 2005.

(7)	Investment made in June of 2005.

(8)	Tax cost at June 30, 2005 equals book cost. Gross unrealized appreciation, gross unrealized depreciation, and net appreciation totaled $1,080,931, $37,539 and $ 1,043,392, respectively.

(9)	All investments are restricted at June 30, 2005 and were valued at fair value as determined in good faith by the board of directors. No unrestricted securities of the same issuer are outstanding.

(10)	No funds drawn against commitment as of June 30, 2005.

(11)	All debt investments are income producing. Preferred stock and all warrants are non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULES OF INVESTMENTS

DECEMBER 31, 2004

(The following investments are all United States enterprises)

Portfolio Company	Industry	Type of Investment(5)	Principal Amount	Cost(3)	Value(4)
Affinity Express, Inc.(1) (6.78%)*	Internet Consumer and Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$700,000	$683,000	$683,000
		Common Stock Warrants		17,000	17,000
Affinity Express, Inc.(2) (3.99%)	Internet Consumer and Business Services	Senior Debt Matures November 2007 Interest rate 13.50%	$1,000,000	1,000,000	1,000,000

Total Affinity Express, Inc.				1,700,000	1,700,000
Occam Networks, Inc.(2) (11.96%)	Communications & Networking	Senior Debt Matures December 2007 Interest rate 11.95%	$3,000,000	2,969,000	2,969,000
		Preferred Stock Warrants		14,000	14,000
		Common Stock Warrants		17,000	17,000

Total Occam Networks, Inc.				3,000,000	3,000,000
Gomez, Inc.(2) (11.96%)	Software	Senior Debt Matures December 2007 Interest rate 12.25%	$3,000,000	2,965,000	2,965,000
		Preferred Stock Warrants		35,000	35,000

Total Gomez, Inc.				3,000,000	3,000,000
Metreo, Inc.(1) (19.94%)	Software	Senior Debt Matures November 2007 Interest rate 10.95%	$5,000,000	4,950,000	4,950,000
		Preferred Stock Warrants		50,000	50,000

Total Metreo, Inc.				5,000,000	5,000,000
Talisma Corp.(2) (15.96%)	Software	Subordinated Debt Matures December 2007 Interest rate 11.25%	$4,000,000	3,951,000	3,951,000
		Preferred Stock Warrants		49,000	49,000

Total Talisma Corp.				4,000,000	4,000,000

Total investments (66.59%)				$16,700,000	$16,700,000

*	Value as a percent of net assets

(1)	Investment made in November 2004.

(2)	Investment made in December 2004.

(3)	Tax cost at December 31, 2004 equals book cost. The Company has no gross unrealized appreciation or depreciation.

(4)	All investments are restricted at December 31, 2004, and were valued at fair value as determined in good faith by the board of directors. No unrestricted securities of the issuer are outstanding.

(5)	All debt investments are income producing. All warrants are non-incoming producing.

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30, 2005	Period from February 2, 2004 (commencement of operations) to June 30, 2004
	2005	2004
Investment income:
Interest	$1,720,281	$2,822	$2,395,885	$5,257
Fees	192,543	—	270,912	—

Total investment income	1,912,824	2,822	2,666,797	5,257
Operating expenses:
Interest	444,444	—	444,444	—
Loan fees	433,333	—	433,333	—
Compensation and benefits	869,874	260,498	1,364,828	378,440
General and administrative	438,017	68,465	636,902	119,873
Stock-based compensation	56,000	650,000	80,000	650,000
Organization costs	—	15,000	—	15,000
Depreciation	4,753	1,888	8,517	1,888

Total operating expenses	2,246,421	995,851	2,968,024	1,165,201

Net investment loss	(333,597)	(993,029)	(301,227)	(1,159,944)
Net unrealized appreciation on investments	1,043,392	—	1,043,392	—

Net increase (decrease) in net assets resulting from operations	$709,795	$(993,029)	$742,165	$(1,159,944)

Net investment loss per common share:
Basic	$(0.07)	$(5.43)	$(0.08)	$(11.96)

Diluted	$(0.06)	$(2.42)	$(0.07)	$(3.34)

Net operating income (loss) per common share:
Basic	$0.14	$(5.43)	$0.19	$(11.96)

Diluted	$0.14	$(2.42)	$0.18	$(3.34)

Weighted average shares outstanding:
Basic	5,121,000	183,000	4,006,000	97,000

Diluted	5,242,000	411,000	4,119,000	347,000

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

	Common Stock		Preferred Stock		Paid-In Capital	Net Increase (Decrease) from Operations	Net Assets
	Shares	Par Value	Shares	Par Value
Balance at February, 2, 2004 (commencement of operations)	—	$—	—	$—	$—	$—	$—
Issuance of convertible preferred stock, net of placement fees	—	—	600	1	2,574,999	—	2,575,000
Issuance of common, net of offering costs	1,809,270	1,809	—	—	23,863,146	—	23,864,955
Conversion of preferred stock to common stock	250,000	250	(600)	(1)	(249)	—	—
Stock-based compensation	—	—	—	—	650,000		650,000
Net decrease in net assets resulting from operations	—	—	—	—	—	(1,159,944)	(1,159,944)

Balance at June 30, 2004	2,059,270	$2,059	—	$—	$27,087,896	$(1,159,944)	$25,930,011

Balance at December 31, 2004	2,059,270	$2,059	—	$—	$27,117,896	$(2,041,822)	$25,078,133
Issuance of common shares, net of offering costs	268,134	268	—	—	3,870,542	—	3,870,810
Issuance of shares in lieu of 5 year warrants	298,598	299	—	—	(299)	—	—
Issuance of shares on exercise of 1 year warrants	1,175,963	1,176	—	—	12,428,744	—	12,429,920
Issuance of common shares in IPO, net of offering costs	6,000,000	6,000	—	—	70,971,088	—	70,977,088
Stock-based compensation	—	—	—	—	80,000	—	80,000
Increase in net assets from operations:
Net investment loss	—	—	—	—	—	(301,227)	—
Net unrealized appreciation on investments	—	—	—	—	—	1,043,392	—
Net increase in net assets resulting from operations	—	—	—	—	—	742,165	742,165

Balance at June 30, 2005	9,801,965	$9,802	—	$—	$114,467,971	$(1,299,657)	$113,178,116

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Six Months Ended June 30, 2005	Period from February 2, 2004 (commencement of operations) to June 30, 2004
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$742,165	$(1,159,944)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(70,330,000)	—
Principal payments received on investments	937,529	—
Net unrealized appreciation on investments	(1,043,392)	—
Accretion of loan discounts	(82,129)	—
Accretion of loan exit fees	(87,312)	—
Depreciation	8,517	1,888
Stock-based compensation	80,000	650,000
Amortization of deferred loan origination revenue	(270,912)	—
Interest receivable	(562,557)	(1,000)
Prepaid expenses	(618,340)	(43,690)
Accounts payable	718,510	712
Accrued liabilities	687,969	622,682
Deferred loan origination revenue	1,640,984	—

Net cash provided by (used in) operating activities	(68,178,968)	70,648

Cash flows from investing activities:
Purchases of capital equipment	(31,457)	(33,985)
Other long-term assets	(18,046)	(3,000)

Net cash used in investing activities	(49,503)	(36,985)

Cash flows from financing activities:
Proceeds from issuance of convertible preferred stock, net	—	2,575,000
Proceeds from issuance of common stock, net	87,277,818	21,534,966
Proceeds from short-term loan	25,000,000	—

Net cash provided by financing activities	112,277,818	24,109,966

Net increase in cash	44,049,347	24,143,629
Cash and cash equivalents at beginning of period	8,678,329	—

Cash and cash equivalents at end of period	$52,727,676	$24,143,629

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

	Six Months Ended June 30, 2005	Period from February 2, 2004 (commencement of operations) to June 30, 2004
Per share data:
Net asset value at beginning of period (1)	$12.18	$13.19
Net investment loss	(0.03)	(0.57)
Net unrealized appreciation	0.11	—

Total from investment operations	0.08	(0.57)
Dilutive effect of converting 600 preferred shares into 250,000 shares of common stock (3)	—	(0.35)
Antidilutive effect of issuance of common shares in January 2005	0.26	—
Antidilutive effect of issuance of common shares in initial public offering	0.58	—
Dilutive effect of issuance of common shares in lieu of cancellation of five-year warrants	(1.41)	—
Issuance of common shares on exercise of one-year warrants	(0.14)	—
Stock-based compensation expense included in investment loss (2)	0.01	0.32

Net asset value at end of period	$11.55	$12.59

Ratios and supplemental data:
Per share market value at end of period (4)	$12.90	$—
Total return:
Net asset value (5) (6) (7)	17.11%	(16.07)%
Market value (8)	(0.77)%	N/A
Shares outstanding at end of period	9,801,965	2,059,270
Weighted average number of common shares outstanding	4,005,932	97,142
Net assets at end of period	$113,178,116	$25,930,011
Average net assets	$43,824,263	$4,770,138
Average debt outstanding	$10,972,222	$—
Weighted average debt per common share	$2.74	$—
Ratio of operating expense to average net assets (7)	6.77%	24.43%
Ratio of net investment loss to average net assets (7)	0.69%	24.32%
Portfolio turnover rate	N/A	N/A

(1)	On June 29, 2004, the Company completed its sale of common stock in a private placement at $15.00 per share ($13.19 per share net of offering costs).

(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to Financial Accounting Standards No. 123 (revised 2004), net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid -in capital.

(3)	Concurrent with the sale of common stock in June 2004, 600 convertible preferred shares were converted into 125,000 units (see Note 4).

(4)	The Company completed the initial public offering of its common stock in June 2005, therefore, no market value data is presented as of June 30, 2004.

(5)	The total return for the period ended June 30, 2005 is for a shareholder who owned common shares throughout the period, and received one additional common share for every two 5 Year Warrants cancelled. Shareholders who purchased common shares on January 26, 2005, exercised 1 Year Warrants, or purchased common shares in the initial public offering will have a different total return. The Company completed its initial public offering on June 11, 2005; prior to that date shares were issued in private placements.

(6)	The total return for the period ended June 30, 2004 reflects the change in net asset value from the common share purchase price of $15.00 on June 29, 2004. Company shares were issued in a private placement in 2004 and were not publicly traded (see Note 4).

(7)	Not annualized.

(8)	Total market value is the return to an investor who participated in the initial public offering on June 11, 2005 and purchased shares at $13.00 per share.

The accompanying notes are an integral part of these consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1.	Description of Business and Unaudited Interim Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at all stages of development. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003. The Company commenced operations on February 2, 2004, when it sold 600 shares of convertible preferred stock to investors.

On June 11, 2005, the Company raised approximately $71 million, net of issuance costs, from an initial public offering (“IPO”) of 6,000,000 shares of its common stock. The Company is a non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in the Boston, Boulder and Chicago areas.

In January 2005, the Company formed Hercules Technology II, L.P. and Hercules Technology SBIC Management, LLC. On May 3, 2005, the Company filed an application with the Small Business Administration (the “SBA”) to become licensed as a Small Business Investment Company ( “SBIC”) and on June 24, 2005, the Company received a letter of acknowledgement of receipt of this application. Upon receipt of this letter from the SBA, the Company was eligible to make pre-approved investments through its wholly owned subsidiary Hercules Technology II, L.P. If the Company’s application to the SBIC program is ultimately approved by the SBA, then it will be able to borrow funds from the SBA against eligible pre-approved investments. Hercules Technology II, L.P. and Hercules Technology SBIC Management, LLC are wholly-owned subsidiaries of the Company that had not commenced operations or incurred significant expenses as of June 30, 2005, other than certain start-up expenses paid by the Company.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2004 included herein.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2.	Investments

The Company invests primarily in structured mezzanine debt investments (“Debt”) and equity growth capital (“Equity”) of privately-held technology-related companies backed by leading venture capital and private equity firms and certain publicly-traded companies, in each case at all stages of development. The Company carries its investments at fair value, as determined in good faith by the Board of Directors. An unrealized loss is recorded when the Debt or Equity has decreased in value, including where collection of a loan is doubtful, there is an adverse change in the underlying collateral, there is a change in the borrower’s ability to pay, or there are other factors that lead to a determination of a lower valuation. Conversely, an unrealized gain is recorded when the Debt or Equity has appreciated in value.

In most Debt arrangements, the Company also receives warrants from the borrower. The Company determines the cost basis of the warrants received based upon their respective fair values on the date of receipt in proportion to the total fair value of the Debt and warrants received. Warrants and Equity are valued at fair value as determined by the Board of Directors, with unrealized gains and losses included in operations. In valuing warrants and Equity, the Board of Directors determines the fair value based upon the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, using a Black-Scholes pricing model, and other factors. The value of the warrants is deducted from the principal amount of the loan and the difference between the cost basis and the original principal amounts of the loan is accreted into interest income over the life of the loan.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

There is no single standard for estimating fair value. As a result, estimating fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Board of Directors estimates fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Due to the uncertainty inherent in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. The Company is deemed to be an affiliate of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. At June 30, 2005, all of the Company’s investments were in Non-Control/Non-Affiliate companies.

Security transactions are recorded on the trade-date basis.

A summary of the composition of the Company’s investment portfolio as of June 30, 2005 and December 31, 2004 at fair value is shown in the following table:

	June 30, 2005	December 31, 2004
Fair Value
Senior debt with warrants	94.26%	76.05%
Subordinated debt	4.59%	23.95%
Preferred stock	1.15%	—

Total	100.00%	100.00%

The Company uses the Global Industry Classification Standards for classifying the industry groupings of its portfolio companies. The following table shows the portfolio composition by industry at fair value:

	June 30, 2005	December 31, 2004
Fair Value
Biopharmaceuticals	31.12%	—
Software	26.87%	71.86%
Consumer & business services	14.14%	—%
Communications & networking	10.11%	17.96%
Medical devices	9.17%	—
Internet consumer & business services	8.55%	10.18%
Electronics & computer hardware	0.04%	—

Total	100.00%	100.00%

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

During the three- and six- month periods ended June 30, 2005, the Company purchased investments, excluding cash equivalents, totaling $53,330,000 and $70,330,000 respectively.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into interest income as adjustments to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan.

3.	Credit Facility

On April 12, 2005, the Company entered into a bridge loan credit facility (the “Bridge Loan Credit Facility” or the “Loan”) with Alcmene Funding, L.L.C. (“Alcmene”), a special purpose vehicle that is an affiliate of Farallon Capital Management, L.L.C., a shareholder of the Company. The Loan is a $25 million senior secured term loan, which allows for up to an additional $25 million of discretionary supplemental senior secured loans. The Loan is secured by a first lien on all of the Company’s assets, and matures on October 12, 2005, subject to a one- time six month extension at the Company’s election. If the Company elects to extend the maturity date, it will pay an extension fee of 1% of the then-outstanding principal amount of the Loan. The Loan may be prepaid at any time by the Company without penalty. The Loan contains a mandatory pay-down provision requiring the Company to turn over to Alcmene all principal payments received by the Company from portfolio companies if at such time the Company has less than $5 million in cash or cash equivalents on hand. At June 30, 2005, there was $25 million outstanding under the Loan.

The interest rate on borrowings under the Loan was set at 8% per annum for the initial six-month period, and if the Company extends the term beyond six months, the rate adjusts to 11.5% per annum during the six month extension period. The Company paid an upfront fee of $500,000 at the time of close and is obligated to pay a maturity fee equal to $500,000 upon repayment of the loan. The loan fees are being amortized over the six-month loan period. (See Note 9).

4.	Shareholders’ Equity

The Company is authorized to issue 30,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

On February 2, 2004, the Company sold 600 shares of convertible preferred stock for gross proceeds of $2,750,000 ($2,575,000 net of the placement fee of $175,000) to officers of the Company and JMP Group LLC ( “JMPG”), an affiliate of the placement agent.

In June 2004, the Company sold in a private placement 904,635 units for gross proceeds of $26,614,080 ($23,864,955 net of placement fees and offering costs of $2,749,125), and all the convertible preferred stock was converted into 125,000 units on a 208.3333-for-1 basis. Each unit consisted of two shares of common stock, which were accompanied by a warrant to purchase one share of common stock within one year (the “1 Year Warrant”), and a warrant to purchase one share of common stock within five years (the “5 Year Warrant”). Each warrant had an exercise price of $15.00 per share through January 13, 2005. As of December 31, 2004, there were no authorized shares of preferred stock.

In conjunction with the Company’s decision to elect to be regulated as a BDC, approximately 55% of the 5 Year Warrants were subject to mandatory cancellation under the terms of the Warrant Agreement with the warrant holder receiving one share of common stock for every two warrants cancelled and the exercise price of all warrants was adjusted to the then current net asset value of the common stock, subject to certain adjustments described in the Warrant Agreement. In addition, the 1 Year Warrants became subject to expiration immediately prior to the Company’s election to become a BDC, unless exercised. On January 14, 2005, the Company notified all shareholders of its intent to elect to be regulated as a BDC and reduced the exercise price of all remaining 1 and 5 Year Warrants from $15.00 to $10.57 and on February 22 the Company cancelled 47% of all outstanding 5 Year Warrants and issued 298,598 shares of common stock to holders of warrants upon exercise.

On January 26, 2005, the CEO, the President, and four employees purchased 40,000, 13,500, and 8,567 units for $1,200,000, $405,000 and $257,010, respectively. On January 26, 2005, JMPG also purchased 72,000 units for $2,008,800, which number is net of a placement fee of $151,200, which was paid to an affiliate of JPMG.

On February 22, 2005, the majority of shareholders owning 1 Year Warrants exercised them, and purchased 1,175,963 of common shares at $10.57 per share, for total consideration to the Company of $12,429,920.

On June 11, 2005, the Company raised approximately $71 million, net of offering costs, from an IPO of 6,000,000 shares of its common stock.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

A summary of activity in the 1 Year and 5 Year Warrants initially attached to units issued for the six months ended June 30, 2005 is as follows:

	One-Year Warrants	Five-Year Warrants
Warrants outstanding at December 31, 2004	1,029,635	1,029,635
Warrants issued in January 2005	134,067	134,067
Warrants cancelled in January 2005	(83,334)	(547,030)
Warrants exercised in February 2005	(1,080,368)	—

Warrants outstanding at June 30, 2005	—	616,672

A summary of common stock options and warrant activity under the Company’s equity incentive plan for the six months ended June 30, 2005, is as follows:

	Common Stock Options	One-Year Warrants	Five- Year Warrants
Outstanding at December 31, 2004	273,436	106,718	106,718
Granted	1,190,000	—	—
Exercised	—	(95,595)	—
Cancelled	(60,000)	(11,123)	(50,167)

Outstanding at June 30, 2005	1,403,436	—	56,551

At June 30, 2004, there were options outstanding to acquire 257,436 shares of common stock.

5.	Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings (loss) per share are as follows:

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004
Weighted average common shares outstanding	5,121,000	183,000	4,006,000	97,000
Dilutive effect of warrants	121,000	—	113,000	—
Dilutive effect of convertible preferred stock	—	228,000	—	250,000

Weighted average common shares outstanding, assuming dilution	5,242,000	411,000	4,119,000	347,000

Weighted average common shares outstanding, assuming dilution, includes the incremental effect of shares that would be issued upon the assumed exercise of warrants. The Company has excluded all outstanding stock options from the calculation of diluted net loss per share because these securities are antidilutive for all periods presented. These excluded common share equivalents could be dilutive in the future. Options for approximately 1,403,436 and 257,436 shares of common stock have been excluded for the three and six months ended June 30, 2005 and 2004, respectively.

6.	Related-Party Transactions

In January 2005, the CEO, the President, JPMG and four employees purchased 40,000, 13,500, 72,000 and 8,567 units for $1,200,000, $405,000, $2,008,800 and $257,010, respectively. On January 26, 2005, JPMG also purchased 72,000 units for $2,008,800, which is net of an underwriting discount of $151,200. Each unit consisted of two shares of our common stock, a 1 Year Warrant and a 5 Year Warrant.

The Henriquez Family Trust (the “Trust”) and Glen C. Howard, President of the Company (the “President”) were each issued 100 shares of Series A-2 convertible preferred stock (“Series A-2”) for a total of $250,000 in February 2004. The Trust is affiliated with Manuel A. Henriquez, Chairman of the Board of Directors and Chief Executive Officer of the Company (the “CEO”).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JMPG, formerly known as Jolson Merchant Partners Group, LLC, purchased 400 shares of Series A-1 convertible preferred stock (“Series A-1”) in February 2004 for $2,500,000 and, in connection therewith, the Company paid a placement fee of $175,000 to JMP Securities LLC (“JMP”), the placement agent for such offering and a wholly-owned subsidiary of JMPG. The CEO owns approximately 0.1% of the fully diluted equity of JMPG.

The Series A-1 and Series A-2 shares described above were sold at a price of $6,250 and $1,250 per share, respectively, to reflect the fact that Series A-1 shares have separate preferential voting rights, and a preference on any distribution of assets over Series A-2.

7.	Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans, to the Company’s investee companies. The balance of unused commitments to extend credit at December 31, 2004 and June 30, 2005 totaled approximately $5,000,000 and $36,000,000, respectively. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

8.	Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law.

9.	Subsequent Events

On August 1, 2005, the Company, through Hercules Funding Trust I, an affiliated statutory trust, executed a $100 million securitized credit facility (the “Citigroup Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”). The Company’s ability to make draws on the Citigroup Facility expires on July 31, 2006 unless extended prior to such date for an additional 364-day period with the lenders’ consent. If the Citigroup Facility is not extended, any principal amounts then outstanding will be amortized over a six-month period through a termination date in January 2007. The Citigroup Facility will be collateralized by loans from the Company’s portfolio companies, and includes an advance rate of approximately 55% of eligible loans. Interest on borrowings under the Citigroup Facility will be paid monthly and will be charged at one-month LIBOR plus a spread of 1.65%. The Company also paid a loan origination fee equal to 0.25% of the Citigroup Facility and will be subject to an unused commitment fee of 0.25%. The Citigroup Facility contains covenants that, among other things, require the Company to maintain a minimum net worth and to restrict the loans securing the Citigroup Facility to certain dollar amounts, to concentrations in certain geographic regions and industries, to certain loan grade classifications, to certain security interests, and to certain interest payment terms.

On August 1, 2005, the Company amended its Bridge Loan Credit Facility with Alcmene Funding, LLC. The amendment agreement extended the term of the Bridge Loan Credit Facility to April 12, 2006, eliminated the loan extension fee, revised the interest rate effective August 1, 2005 to LIBOR plus 5.6% through December 31, 2005 and thereafter to 13.5% per annum, and amended certain collateral rights and financial covenants.

In connection with its IPO, the Company granted the underwriters a 45-day option to purchase up to an additional 900,000 shares of its common stock to cover over-allotments, if any, at the public offering price of $13.00 per share. The underwriters did not exercise the over allotment option.

Until October 2, 2005 (25 days after the date of this prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.